UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04802

Name of Fund: BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic

            Municipal Opportunities Fund of BlackRock Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 11/30/2015

Item 1 – Report to Stockholders

NOVEMBER 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Opportunities Fund  |  of BlackRock California Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Pennsylvania Municipal Bond Fund  |  of BlackRock Multi-State Municipal Series Trust

BlackRock Strategic Municipal Opportunities Fund  |  of BlackRock Municipal Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015, the Federal Reserve (the “Fed”) has been posturing for a change from its low-rate policy while the European Central Bank (ECB) and the Bank of Japan have taken a more accommodative stance. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodity prices. After plunging in late 2014, oil prices have been particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Global market volatility increased in the summer of 2015, beginning with a sharp, but temporary, sell-off in June as Greece’s long-brewing debt troubles came to an impasse. These concerns abated with the passing of austerity and reform measures in July, but the market’s calm was short-lived as signs of weakness in China’s economy sparked a significant decline in Chinese equities. Higher volatility spread through markets globally in the third quarter as further indications of a deceleration in China stoked worries about the broader global economy, resulting in the worst quarterly performance for equities since 2011. Given a dearth of evidence of global growth, equity markets became more reliant on central bank policies to drive performance. As such, equities powered higher in October when China’s central bank provided more stimulus, the ECB poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, volatility crept higher and asset prices again weakened as investors digested more mixed economic data against a backdrop of generally high valuations.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(0.21)%	2.75%
U.S. small cap equities (Russell 2000® Index)	(3.21)	3.51
International equities (MSCI Europe, Australasia, Far East Index)	(7.42)	(2.94)
Emerging market equities (MSCI Emerging Markets Index)	(17.67)	(16.99)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	1.60
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.12)	0.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.24	3.14
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(5.80)	(3.38)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2015	BlackRock California Municipal Opportunities Fund

Investment Objective

BlackRock California Municipal Opportunities Fund’s (the “Fund”) (formerly known as BlackRock California Municipal Bond Fund) investment objective is to provide shareholders with income exempt from Federal and California income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index. For the same period, the Fund also outperformed its secondary benchmark, the S&P® California Municipal Bond Index, with the exception of Investor C Shares, which underperformed and Investor C1 Shares, which performed in-line. The following discussion of relative performance pertains to the S&P® California Municipal Bond Index.

What factors influenced performance?

•

The Fund was helped by overweight positions in the health care, transportation and utilities sectors, all of which outperformed the broader market. Investments in the tobacco sector, the best performing market segment during the six-month period, also contributed positively to performance. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income. The Fund’s relative performance was also helped by the investment advisor’s decision to hold a zero-weighting in Puerto Rico bonds, which continued to underperform on concerns that the territory will default on its debt.

•

The Fund’s cash position detracted from relative performance in the positive market environment. The Fund’s higher-quality bias detracted from returns as well. While the higher-rated credit tiers delivered positive performance, lower-quality bonds generally outperformed outside of Puerto Rico.

Describe recent portfolio activity.

•

The Fund employed its new, flexible investment strategies throughout the six-month period. The changes the investment advisor made were aimed at providing a competitive yield while striving to guard against net asset value volatility. The Fund also held a short position in U.S. Treasury futures in order to reduce the impact of interest rate fluctuations. (A short position rises in price when the price of the underlying security declines). The Fund adjusted this position throughout the period to temper interest rate volatility. It also capitalized on market movements when trading its positions, executing sales when yield spreads tightened and concentrating its purchases at times when bonds were on the less expensive end of their recent range. Both of these strategies contributed positively to results.

Describe portfolio positioning at period end.

•

The Fund closed the period with a high cash position at approximately 7% of net assets. This positioning reflected new cash inflows into the Fund, as well as the investment advisor’s defensive posture. Further, the above-average cash position provides liquidity into year-end and gives the Fund the latitude to capitalize on the yield advantage typically offered by new issues near the end of the year.

•

The average coupon rate of the Fund’s municipal bond holdings stood at 5.39% at the end of November. The Fund ended the period with an underweight duration posture, which means the Fund had an interest-rate sensitivity lower than that of the benchmark. This positioning was achieved, in part, through the short position in U.S. Treasuries. The Fund continued to hold exposure to tender option bonds in order to increase income at a time in which the municipal yield curve was relatively steep and short-term interest rates remained low.

•

The Fund maintained a bias in favor of higher-quality California issues, as reflected in its average credit quality AA- at the close of the period. The Fund’s new investment strategies also include an increased exposure to high yield issues. The Fund held a 5.6% allocation to non-investment grade credits at the close of the period, 4.4% of which were in the tobacco sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock California Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade California municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The S&P® California Municipal Bond Index includes all California bonds in the S&P® Municipal Bond Index. Effective as of January 26, 2015, the Fund’s secondary benchmark, the Custom California Index, was replaced with the S&P® California Municipal Bond Index.

Performance Summary for the Period Ended November 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.07%	2.04%	2.98%	4.38%	N/A	6.28%	N/A	5.23%	N/A
Investor A	1.77	1.73	2.87	4.16	(0.27)%	6.05	5.14%	4.99	4.53%
Investor A1	1.88	1.86	2.93	4.28	N/A	6.20	N/A	5.15	N/A
Investor C	1.10	1.04	2.48	3.37	2.37	5.25	5.25	4.21	4.21
Investor C1	1.46	1.44	2.67	3.75	N/A	5.67	N/A	4.62	N/A
S&P® Municipal Bond Index	—	—	2.24	3.14	N/A	4.95	N/A	4.69	N/A
S&P® California Municipal Bond Index	—	—	2.71	3.81	N/A	6.01	N/A	5.05	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	5

Fund Summary as of November 30, 2015	BlackRock New Jersey Municipal Bond Fund

Investment Objective

BlackRock New Jersey Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New Jersey personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of Investor C Shares, which underperformed and Investor C1 Shares, which performed in-line. For the same period, the Fund underperformed its secondary benchmark, the Custom New Jersey Index. The following discussion of relative performance pertains to the Custom New Jersey Index.

What factors influenced performance?

•

The Fund’s overweight positions in the health care and tax-backed (local) sectors contributed positively to performance, as these were among the better-performing sectors for the period. The Fund benefited from the above-average income generated by its portfolio of municipal bond holdings, which provided a performance advantage relative to the benchmark. In addition, the Fund’s limited use of leverage provided both incremental return and income.

•

The municipal bond yield curve rallied during the course of the period, with 13- to 17-year maturities slightly outperforming the short and long ends of the curve. As a result of this yield curve movement, the Fund’s overweight position in longer-dated maturities was a slight detractor from performance. The Fund was underweight in the tax-backed (states) sector, which contributed negatively to relative performance given that the sector recovered somewhat from its weakness earlier in the year. The Fund’s underweight in the tobacco sector, the best-performing segment of the market during the six month period, also detracted from performance. The Fund’s duration was a slight detractor from performance as well. (Duration is a measure of interest rate sensitivity). Quality positioning also detracted somewhat, as the Fund was more heavily invested in higher-rated bonds and had a smaller weighting in the outperforming high yield segment.

Describe recent portfolio activity.

•

New-issue supply in New Jersey slowed during the course of the period, leading to diminished trading opportunities. Much of the Fund’s activity was driven by cash flow management, and its few new-issue purchases were mostly funded by selling older, higher-quality and pre-refunded bonds. The investment advisor capitalized on elevated investor demand to rotate out of some lower-coupon bonds at attractive valuations in favor of more defensively structured positions. New Jersey state-appropriated credits rebounded somewhat from their previously oversold levels, and the investment advisor capitalized on improved market conditions to roll into some dedicated-tax bonds. Overall, the Fund’s investment advisor worked to maintain a broadly diversified portfolio of credits, structures and maturities.

Describe portfolio positioning at period end.

•	The Fund ended the period with a slightly short duration stance relative to the Custom New Jersey Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock New Jersey Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade New Jersey municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom New Jersey Index is a customized benchmark that reflects the returns of the S&P® New Jersey Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New Jersey bonds in the S&P® New Jersey Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.55%	2.49%	2.48%	2.45%	N/A	5.57%	N/A	4.86%	N/A
Service	2.44	2.26	2.42	2.44	N/A	5.42	N/A	4.69	N/A
Investor A	2.34	2.21	2.42	2.35	(2.00)%	5.42	4.51%	4.69	4.24%
Investor A1	2.46	2.38	2.48	2.47	N/A	5.57	N/A	4.85	N/A
Investor C	1.68	1.58	2.03	1.57	0.58	4.60	4.60	3.89	3.89
Investor C1	2.06	1.98	2.22	1.95	N/A	5.04	N/A	4.32	N/A
S&P® Municipal Bond Index	—	—	2.24	3.14	N/A	4.95	N/A	4.69	N/A
Custom New Jersey Index	—	—	3.07	2.49	N/A	5.15	N/A	4.86	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	7

Fund Summary as of November 30, 2015	BlackRock Pennsylvania Municipal Bond Fund

Investment Objective

BlackRock Pennsylvania Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and Pennsylvania personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, with the exception of Investor C and Investor C1 Shares, which underperformed. For the same period, the Fund underperformed its secondary benchmark, the Custom Pennsylvania Index. The following discussion of relative performance pertains to the Custom Pennsylvania Index.

What factors influenced performance?

•

The Fund’s overweight exposure to bonds with maturities of 20 years and above contributed to performance, as longer-term bonds outperformed during the period. Sector concentrations in corporate, housing and education related debt were among the top contributors to performance. Security selection within the transportation sector added to performance as well. In addition, income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period.

•

An underweight position in the tax-backed sector, specifically Pennsylvania state general obligation bonds, detracted from relative performance. Demand outpaced supply for Pennsylvania bonds, driving up prices even though a continued budget impasse caused Moody’s Investors Service to put the state’s rating outlook on negative. Despite the

Fund’s overweight to the long end of the yield curve, its duration was slightly below the benchmark due to an underweight stance in intermediate-term bonds. This aspect of the Fund’s positioning detracted from returns given that yields fell slightly during the period. (Duration is a measure of interest rate sensitivity; bond prices rise as yields fall).

Describe recent portfolio activity.

•

The Fund’s trading activity was focused on maintaining a high level of income. Cash was committed to purchasing bonds that offered attractive income opportunities and compelling valuations relative to their level of credit risk. The Fund primarily deployed capital in bonds with maturities of 20 years or greater that augmented portfolio diversification across sectors and issuers.

Describe portfolio positioning at period end.

•

Relative to the S&P® Pennsylvania Municipal Bond Index, the Fund ended the period with an underweight duration posture and a longer yield curve exposure. The Fund maintained a higher-quality bias on the belief that current credit spreads are not commensurate with the level of risk. At the sector level, the Fund was underweight in tax-backed debt and overweight in the revenue sectors (bonds that are secured by a specific revenue source).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock Pennsylvania Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	The Fund invests primarily in a portfolio of long-term investment grade Pennsylvania municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom Pennsylvania Index is customized benchmark that reflects the returns of the S&P® Pennsylvania Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those Pennsylvania bonds in the S&P® Pennsylvania Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended November 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.67%	2.58%	2.41%	3.64%	N/A	5.72%	N/A	4.75%	N/A
Service	2.49	2.37	2.41	3.55	N/A	5.53	N/A	4.55	N/A
Investor A	2.39	2.32	2.32	3.45	(0.94)%	5.51	4.60%	4.53	4.08%
Investor A1	2.54	2.49	2.40	3.71	N/A	5.70	N/A	4.70	N/A
Investor C	1.71	1.71	1.92	2.65	1.65	4.69	4.69	3.73	3.73
Investor C1	2.13	2.11	2.13	3.07	N/A	5.13	N/A	4.15	N/A
S&P® Municipal Bond Index	—	—	2.24	3.14	N/A	4.95	N/A	4.69	N/A
Custom Pennsylvania Index	—	—	2.81	4.04	N/A	5.53	N/A	5.03	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	9

Fund Summary as of November 30, 2015	BlackRock Strategic Municipal Opportunities Fund

Investment Objective

BlackRock Strategic Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with a high level of income exempt from Federal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its custom blended secondary benchmark comprised of S&P® Municipal Bond Investment Grade Index (65%), S&P® Municipal Bond High Yield Index (30%) and Barclays Taxable Municipal: U.S. Aggregate Eligible Index (5%). The following discussion of relative performance pertains to the custom blended benchmark.

What factors influenced performance?

•

The Fund benefited from its credit allocations and tactical duration positioning. (Duration is a measure of interest-rate sensitivity). The top sector contributors were tax-backed states, tobacco and education. From a credit perspective, positions in AA and A rated bonds, along with an underweight exposure to CCC rated debt and Puerto Rico issues, made the largest contributions to performance. Long-term bonds with maturities of 20 years and above were also large contributors to performance, while 1- to 2-year maturities added the least value.

•

The Fund’s use of leverage through its position in tender option bonds provided both incremental return and income in an environment of low short-term borrowing costs. The Fund also benefited from its efforts to manage interest rate risk through the use of 5-year, 10-year, 30-year and ultra U.S. Treasury futures. These strategies added to performance given the weakness in bond prices during June, September and October. (Bond prices fall as yields rise).

•

The Fund’s overall yield curve positioning detracted from performance, with the largest impact coming from positions in 2- to 5-year maturities and an underweight in 10- to 12-year maturities. The Fund’s security selection, particularly in the health care, other industries and school district sectors, also took away from performance. The Fund’s underweight position in unrated securities and AAA credits, which outperformed, was a further detractor.

Describe recent portfolio activity.

•

The Fund increased its average duration from 3.3 years to 4.7, primarily through a reduction in the overall short position. (Duration is a measure of interest rate sensitivity.) The Fund transitioned from a laddered to a barbell yield curve positioning by increasing its weighting in shorter-maturity debt. (A barbell position favors both long- and short-term bonds over intermediate-term issues). In its credit portfolio, the Fund reduced its cash positions, increased its allocations to AAA rated bonds and took advantage of some opportunities in unrated credits. From a sector perspective, the Fund reduced its exposure to state general obligation bonds in favor of opportunities in transportation and corporate municipal sectors.

Describe portfolio positioning at period end.

•

The Fund closed the period with a duration of 4.7 years. Its largest sector weightings were in the state tax-backed and health care areas. The Fund maintained a high-quality bias with its largest allocations to the AA, A, AAA rating tiers. About 20% of the Fund’s assets were in high yield (below investment grade) bonds. The Fund held an allocation of approximately 49% to the long end of the yield curve (bonds with maturities of 20 years and above).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

BlackRock Strategic Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. See “About Fund Performance” on page 14 for more information about the performance of Investor A Shares.

[2]	Under normal circumstances the Fund invests at least 80% of its assets in municipal bonds.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	See “About Fund Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended November 30, 2015

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.68%	2.63%	2.98%	3.42%	N/A	5.24%	N/A	4.87%	N/A
Investor A	2.35	2.30	2.96	3.28	(1.11)%	5.01	4.10%	4.63	4.18%
Investor A1	2.57	2.52	3.03	3.34	N/A	5.16	N/A	4.77	N/A
Investor C	1.69	1.64	2.57	2.41	1.41	4.22	4.22	3.85	3.85
S&P® Municipal Bond Index	—	—	2.24	3.14	N/A	4.95	N/A	4.69	N/A
S&P® Municipal Bond Investment Grade Index	—	—	2.38	3.15	N/A	4.78	N/A	4.66	N/A
S&P® Municipal Bond High Yield Index	—	—	0.55	3.07	N/A	7.58	N/A	5.25	N/A
Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	0.35	1.17	N/A	8.93	N/A	6.36	N/A
65% S&P® Municipal Bond Investment Grade Index, 30% S&P® Municipal Bond High Yield Index and 5% Barclays Taxable Municipal: U.S. Aggregate Eligible Index	—	—	1.74	3.05	N/A	5.84	N/A	4.98	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	11

Portfolio Information as of November 30, 2015

BlackRock California Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	27%
Utilities	24
Health	14
Transportation	13
State	10
Education	8
Tobacco	4
Housing	—	[3]

Credit Quality Allocation[4]	Percent of Total Investments[2]

AAA/Aaa	10%
AA/Aa	65
A	18
BBB/Baa	1
BB/Ba	1
B	4
N/R	1

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2015	3%
2016	5
2017	5
2018	5
2019	18

BlackRock New Jersey Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Transportation	24%
County/City/Special District/School District	22
Education	19
Health	16
State	11
Corporate	3
Utilities	3
Housing	2

Credit Quality Allocation[4]	Percent of Total Investments[2]

AAA/Aaa	1%
AA/Aa	44
A	44
BBB/Baa	3
BB/Ba	5
N/R5	3

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2015	—
2016	4%
2017	8
2018	8
2019	7

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

[2]	Excludes short-term securities.

[3]	Representing less than 1% of the Fund’s Total Investments.

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represented 1% of the Fund’s long-term investments.

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

12	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Portfolio Information as of November 30, 2015 (concluded)

BlackRock Pennsylvania Municipal Bond Fund

Sector Allocation[1]	Percent of Total Investments[2]

Health	24%
Education	22
County/City/Special District/School District	11
Transportation	11
Corporate	11
State	10
Housing	6
Utilities	5

Credit Quality Allocation[3]	Percent of Total Investments[2]

AA/Aa	51%
A	28
BBB/Baa	11
BB/Ba	1
N/R4	9

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2015	1%
2016	3
2017	5
2018	10
2019	16

BlackRock Strategic Municipal Opportunities Fund

Sector Allocation[1]	Percent of Total Investments[2]

County/City/Special District/School District	18%
Transportation	17
Education	16
State	13
Health	12
Utilities	11
Tobacco	6
Corporate	5
Energy	2

Credit Quality Allocation[3]	Percent of Total Investments[2]

AAA/Aaa	15%
AA/Aa	39
A	17
BBB/Baa	8
BB/Ba	7
B	6
N/R5	8

Call/Maturity Schedule[6]	Percent of Total Investments[2]

Calendar Year Ended December 31,
2015	1%
2016	10
2017	12
2018	6
2019	4

[1]

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

[2]	Excludes short-term securities.

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represented 4% of the Fund’s long-term investments.

[5]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of November 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represented less than 1% of the Fund’s long-term investments.

[6]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to the Service Shares inception date of October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to the Investor A Shares inception date of October 2, 2006, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor A Shares fees.

•

Investor A1 Shares (for all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.10% per year (but no distribution fee). Investor A1 Shares for BlackRock Strategic Municipal Opportunities Fund incur a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to the Investor C Shares inception date of October 2, 2006, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Investor C Shares fees.

•

Investor C1 Shares (available in all Funds except BlackRock Strategic Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.35% per year and a service fee of 0.25% per year.

Investor A1 and Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans, and for California Municipal Opportunities only, fee based programs previously approved by the Fund. Maximium initial sales charges and CDSC do not apply to the current shareholders of Investor A1 and C1 Shares.

On June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate net asset value as the original shares held immediately prior to the conversion.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Barclays Taxable Municipal: U.S. Aggregate Eligible Index — represents securities that are taxable, dollar denominated, and issued by a U.S. state or territory, and have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding, and are rated investment-grade (at least BBB- by S&P or Fitch Ratings (“Fitch”) and/or Baa3 by Moody’s) by at least two of the following ratings agencies: S&P, Moody’s and Fitch.

S&P® Municipal Bond High Yield Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are nonrated or that are rated BB+ by S&P and/or Ba1 by Moody’s or lower; bonds that are prerefunded or escrowed to maturity are not included in this index.

S&P® Municipal Bond Investment Grade Index — a market-value-weighted index that consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P and/or Baa3 by Moody’s.

14	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on June 1, 2015 and held through November 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock California Municipal Opportunities Fund (Including Interest Expense and Fees)	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,029.80	$3.53	$1,000.00	$1,021.50	$3.52	0.69%
Investor A	$1,000.00	$1,028.70	$4.67	$1,000.00	$1,020.40	$4.65	0.92%
Investor A1	$1,000.00	$1,029.30	$4.06	$1,000.00	$1,021.00	$4.04	0.80%
Investor C	$1,000.00	$1,024.80	$8.50	$1,000.00	$1,016.60	$8.47	1.68%
Investor C1	$1,000.00	$1,026.70	$6.64	$1,000.00	$1,018.45	$6.61	1.31%
BlackRock California Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,029.80	$3.15	$1,000.00	$1,021.90	$3.13	0.62%
Investor A	$1,000.00	$1,028.70	$4.26	$1,000.00	$1,020.80	$4.24	0.84%
Investor A1	$1,000.00	$1,029.30	$3.70	$1,000.00	$1,021.35	$3.69	0.73%
Investor C	$1,000.00	$1,024.80	$8.10	$1,000.00	$1,017.00	$8.07	1.60%
Investor C1	$1,000.00	$1,026.70	$6.23	$1,000.00	$1,018.85	$6.21	1.23%
BlackRock New Jersey Municipal Bond Fund (Including Interest Expense and Fees)
Institutional	$1,000.00	$1,024.80	$3.80	$1,000.00	$1,021.25	$3.79	0.75%
Service	$1,000.00	$1,024.20	$4.35	$1,000.00	$1,020.70	$4.34	0.86%
Investor A	$1,000.00	$1,024.20	$4.40	$1,000.00	$1,020.65	$4.39	0.87%
Investor A1	$1,000.00	$1,024.80	$3.80	$1,000.00	$1,021.25	$3.79	0.75%
Investor C	$1,000.00	$1,020.30	$8.28	$1,000.00	$1,016.80	$8.27	1.64%
Investor C1	$1,000.00	$1,022.20	$6.32	$1,000.00	$1,018.75	$6.31	1.25%
BlackRock New Jersey Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,024.80	$3.70	$1,000.00	$1,021.35	$3.69	0.73%
Service	$1,000.00	$1,024.20	$4.25	$1,000.00	$1,020.80	$4.24	0.84%
Investor A	$1,000.00	$1,024.20	$4.25	$1,000.00	$1,020.80	$4.24	0.84%
Investor A1	$1,000.00	$1,024.80	$3.64	$1,000.00	$1,021.40	$3.64	0.72%
Investor C	$1,000.00	$1,020.30	$8.13	$1,000.00	$1,016.95	$8.12	1.61%
Investor C1	$1,000.00	$1,022.20	$6.22	$1,000.00	$1,018.85	$6.21	1.23%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	15

Disclosure of Expenses (concluded)

Expense Examples (concluded)

	Actual			Hypothetical[2]
BlackRock Pennsylvania Municipal Bond Fund (Including Interest Expense and Fees)	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional . . . . . . . .	$1,000.00	$1,024.10	$3.98	$1,000.00	$1,021.05	$3.97	0.78%
Service . . . . . . . .	$1,000.00	$1,024.10	$4.86	$1,000.00	$1,020.20	$4.85	0.96%
Investor A . . . . . . . . . .	$1,000.00	$1,023.20	$4.86	$1,000.00	$1,020.20	$4.85	0.96%
Investor A1 . . . . . . . . .	$1,000.00	$1,024.00	$4.05	$1,000.00	$1,021.00	$4.04	0.80%
Investor C . . . . . . . . . .	$1,000.00	$1,019.20	$8.83	$1,000.00	$1,016.20	$8.82	1.75%
Investor C1 . . . . . . . . . .	$1,000.00	$1,021.30	$6.72	$1,000.00	$1,018.35	$6.71	1.33%
BlackRock Pennsylvania Municipal Bond Fund (Excluding Interest Expense and Fees)
Institutional . . . . . . . .	$1,000.00	$1,024.10	$3.62	$1,000.00	$1,021.45	$3.62	0.71%
Service . . . . . . . .	$1,000.00	$1,024.10	$4.50	$1,000.00	$1,010.28	$4.47	0.89%
Investor A . . . . . . . . . .	$1,000.00	$1,023.20	$4.50	$1,000.00	$1,020.55	$4.50	0.89%
Investor A1 . . . . . . . . .	$1,000.00	$1,024.00	$3.69	$1,000.00	$1,021.35	$3.69	0.73%
Investor C . . . . . . . . . .	$1,000.00	$1,019.20	$8.48	$1,000.00	$1,016.60	$8.47	1.68%
Investor C1 . . . . . . . . . .	$1,000.00	$1,021.30	$6.37	$1,000.00	$1,018.70	$6.36	1.26%
BlackRock Strategic Municipal Opportunities Fund (Including Interest Expense and Fees)
Institutional . . . . . . . .	$1,000.00	$1,029.80	$3.35	$1,000.00	$1,021.70	$3.34	0.66%
Investor A . . . . . . . . . .	$1,000.00	$1,029.60	$4.52	$1,000.00	$1,020.80	$4.50	0.89%
Investor A1 . . . . . . . . .	$1,000.00	$1,030.30	$3.81	$1,000.00	$1,021.00	$3.79	0.75%
Investor C . . . . . . . . . .	$1,000.00	$1,025.70	$8.36	$1,000.00	$1,017.00	$8.32	1.65%
BlackRock Strategic Municipal Opportunities Fund (Excluding Interest Expense and Fees)
Institutional	$1,000.00	$1,029.80	$2.94	$1,000.00	$1,022.10	$2.93	0.58%
Investor A	$1,000.00	$1,029.60	$4.11	$1,000.00	$1,021.20	$4.09	0.81%
Investor A1	$1,000.00	$1,030.30	$3.40	$1,000.00	$1,021.40	$3.39	0.67%
Investor C	$1,000.00	$1,025.70	$7.97	$1,000.00	$1,017.40	$7.93	1.57%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

16	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

The Benefits and Risks of Leveraging

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which is borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	17

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock California Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 79.8%
County/City/Special District/School District — 23.2%
California Infrastructure & Economic Development Bank, RB, Goodwill Industry San Joaquin, 5.85%, 9/01/37	$3,055	$3,055,092
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/36	1,820	2,199,506
Centinela Valley Union High School District, GO, Refunding, Election of 2008, Series B, 6.00%, 8/01/36	2,000	2,498,360
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 3/01/33	140	158,438
City of Industry California, Refunding RB, Senior, Series A, 5.13%, 1/01/51 (a)	2,500	2,512,600
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	4,000	4,018,000
City of Martinez California, GO, Election of 2008, Series A, 5.88%, 2/01/39	6,035	7,032,887
City of San Clemente California, Special Tax Bonds, 5.00%, 9/01/46 (a)	1,315	1,401,580
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project, 6.50%, 5/01/42	2,395	2,881,736
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44	1,700	2,195,278
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/39	2,800	3,102,848
County of Orange California Water District, COP, Refunding, Series A, 5.00%, 8/15/32	3,030	3,435,353
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,955	3,560,332
5.50%, 3/01/41	10,550	12,327,781
County of San Mateo California Community College District, GO, Election of 2005, Series B, 5.00%, 9/01/16 (b)	18,500	19,148,425
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	1,600	1,885,616
County of Ventura California, COP, Refunding, Public Financing Authority III, 5.75%, 8/15/29	1,000	1,145,420
El Camino Community College District, GO, Election of 2002, Series C, 0.00%, 8/01/38 (c)	53,750	22,693,787
Folsom Cordova Unified School District School Facilities Improvement, GO:
District No. 4, Election of 2012, Series B, 5.25%, 10/01/35	3,210	3,839,256
District No. 5, Election of 2014, Series A, 5.25%, 10/01/35	4,710	5,633,301
Grossmont Healthcare District, GO, Election of 2006, Series B (b):
6.00%, 7/15/21	2,770	3,465,076
6.13%, 7/15/21	3,045	3,829,636

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	$5,410	$6,273,544
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (b)	6,250	7,358,563
Millbrae School District, GO, Series B-2, 6.00%, 7/01/41	2,585	3,151,037
Palomar Community College District, GO, Series C, 5.00%, 8/01/44	15,140	17,513,195
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.63%, 8/01/18 (b)	5,000	5,619,800
Riverside County Transportation Commission, Refunding RB, Limited Tax, Series A, 5.25%, 6/01/39	3,010	3,499,306
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,455	6,104,472
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A, 5.75%, 5/01/42	2,010	2,380,544
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	5,000	5,959,450
Santa Ana Unified School District, GO, Election of 2008, Series B, 0.00%, 8/01/38 (c)	5,000	1,953,500
South San Francisco Unified School District, GO, Refunding Series B, 5.00%, 9/01/40	11,000	12,746,910
West Contra Costa California Unified School District, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	4,415	5,214,733
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 8/01/40	8,500	8,981,610

		198,776,972
Education — 3.1%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,950,075
San Francisco University, 6.13%, 10/01/30	1,250	1,530,913
California Infrastructure & Economic Development Bank, RB, Build America Bonds, 6.49%, 5/15/49	2,125	2,565,852
California Municipal Finance Authority, RB:
Emerson College, 6.00%, 1/01/42	7,000	8,357,650
John Adams Academy, 5.25%, 10/01/45	1,060	1,068,872
Vista Charter Middle School, 6.00%, 7/01/44	500	511,745
University of California, RB:
Build America Bonds, 6.30%, 5/15/50	3,790	4,365,966
Series AM, 5.25%, 5/15/37	3,500	4,133,115
Series AQ, 4.77%, 5/15/15	1,055	984,632

		26,468,820
Health — 9.9%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	3,775	4,379,000

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ETF	Exchange-Traded Fund	MRB	Mortgage Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.	HFA	Housing Finance Agency	S/F	Single-Family
CAB	Capital Appreciation Bonds	IDA	Industrial Development Authority
COP	Certificates of Participation	IDB	Industrial Development Board

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Health (continued)
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	$5,360	$6,099,680
Children’s Hospital, Series A, 5.25%, 11/01/41	7,000	7,820,050
Scripps Health, Series A, 5.00%, 11/15/40	7,530	8,393,842
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	10,000	10,368,400
Sutter Health, Series B, 6.00%, 8/15/42	9,680	11,579,700
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/29	2,000	2,304,400
Catholic Healthcare West, Series A, 6.00%, 7/01/39	6,000	6,842,040
Cedars Sinai Medical Center, 5.00%, 11/15/31	1,600	1,897,920
Cedars Sinai Medical Center, 5.00%, 11/15/32	2,750	3,241,150
Cedars Sinai Medical Center, 5.00%, 11/15/33	1,200	1,410,072
Stanford Hospital, Series A-3, 5.50%, 11/15/40	10,375	12,270,720
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,570,500
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	5,000	5,534,000

		84,711,474
Housing — 0.3%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,734,475
State — 9.9%
State of California, GO, Build America Bonds, Various Purposes, 7.60%, 11/01/40	2,000	3,007,180
State of California, GO, Refunding, Group C, 5.00%, 8/01/32	9,915	11,632,873
State of California, GO:
Various Purposes, 6.00%, 3/01/33	4,195	5,035,049
Various Purposes, 6.00%, 4/01/38	15,570	18,140,140
Refunding, 4.00%, 12/01/40	7,250	7,460,033
Refunding, AMT, 4.00%, 12/01/32	5,000	5,075,650
State of California Public Works Board, LRB:
Correctional Facilities Improvements, Series A, 5.00%, 9/01/39	11,635	13,298,572
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,772,200
Department of General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	3,060	3,576,191
Various Capital Projects, Series I, 5.25%, 11/01/32	1,115	1,324,352
Various Capital Projects, Series I, 5.50%, 11/01/33	2,295	2,796,044
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,725	2,067,585

		85,185,869
Tobacco — 4.4%
California County Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles:
5.60%, 6/01/36	1,980	1,950,360
5.70%, 6/01/46	4,250	4,083,995
California County Tobacco Securitization Agency, Refunding RB, Asset-Backed:
Merced County, Series A, 5.13%, 6/01/38	1,000	928,800
Merced County, Series A, 5.25%, 6/01/45	1,085	995,444
Sonoma County, 5.13%, 6/01/38	100	93,723
Sonoma County, 5.25%, 6/01/45	105	96,292

Municipal Bonds	Par (000)	Value
California (continued)
Tobacco (continued)
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	$17,415	$16,023,367
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A1:
5.00%, 6/01/37	4,630	4,269,462
5.13%, 6/01/46	10,000	8,926,100

		37,367,543
Transportation — 10.1%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	2,000	2,753,360
City & County of San Francisco California Airports Commission, ARB:
Series E, 6.00%, 5/01/39	5,150	5,942,070
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,070	1,075,104
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,645	1,887,160
City of Long Beach California Harbor Revenue, RB, Series D, 5.00%, 5/15/39	3,000	3,477,480
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	8,600	9,658,574
5.00%, 5/15/40	11,690	13,215,779
City of San Jose California, ARB, AMT, Series A (AMBAC), 5.00%, 3/01/37	15,000	15,557,550
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	6,630	7,696,701
6.25%, 3/01/34	2,450	2,886,982
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,223,170
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	1,600	1,770,336
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,020	14,348,951
Subordinated & Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	3,150	3,492,153

		86,985,370
Utilities — 18.9%
City of Los Angeles California Department of Water & Power, RB:
Build America Bonds, 6.60%, 7/01/50	3,000	4,125,600
Build America Bonds, Series D, 6.57%, 7/01/45	1,500	2,055,165
Power System, Sub-Series A-1, 5.25%, 7/01/38	5,270	5,775,762
Series A, 5.00%, 7/01/44	6,795	7,794,612
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	9,209,440
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.38%, 6/01/39	5,060	5,720,684
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,762,262
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	5,700	6,534,309
Contra Costa Water District, Refunding RB, Series D, 3.00%, 10/01/19	10,000	10,697,100
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (b)	8,015	8,430,097
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	11,200	13,044,752

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	19

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
Utilities (continued)
County of Sacramento California Sanitation Districts Financing Authority, RB:
5.00%, 6/01/16 (b)	$4,000	$4,094,960
5.00%, 12/01/36	2,890	2,952,251
County of San Diego California Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	3,000	3,848,430
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (b)	790	867,412
5.00%, 5/01/33	3,970	4,318,407
Dublin-San Ramon Services District Water, Refunding RB, 5.50%, 8/01/36	4,235	4,931,658
Garden Grove Public Financing Authority, Refunding RB, Series A, 5.00%, 3/01/45	2,620	2,904,165
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	5,000	5,511,450
Metropolitan Water District of Southern California, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,884,250
Northern California Power Agency, RB, Build America Bonds, Series B, 7.31%, 6/01/40	2,150	2,644,737
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/29	4,000	4,662,480
5.25%, 5/15/34	13,000	14,690,780
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.75%, 8/01/35	5,000	5,779,600
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	6,395	7,302,195
Vista Joint Powers Financing Authority, Refunding RB, Lease, 5.25%, 5/01/37	10,000	11,637,800

		162,180,358
Total Municipal Bonds in California		684,410,881

Puerto Rico — 0.3%
Utilities — 0.3%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	1,000	1,000,130
5.63%, 5/15/43	1,300	1,299,974
Total Municipal Bonds in Puerto Rico		2,300,104
Total Municipal Bonds — 80.1%		686,710,985

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 20.3%
County/City/Special District/School District — 4.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	20,000	21,982,200
County of Orange California Water District, COP, Refunding, Series A, 5.25%, 8/15/34	12,200	13,899,338

		35,881,538
Education — 4.9%
California State University, Refunding RB, Series A:
5.00%, 11/01/43	16,002	18,432,584
Systemwide (AGM), 5.00%, 11/01/32	6,185	6,512,991
Systemwide (AGM). 5.00%, 11/01/32	3,815	4,017,309
University of California, RB, Series AM, 5.25%, 5/15/44	11,495	13,377,030

		42,339,914

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
Health — 4.4%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	$15,000	$16,728,000
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	18,865	21,077,601

		37,805,601
Transportation — 2.4%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	8,000	8,952,240
San Francisco Municipal Transportation Agency, RB, 5.00%, 3/01/44	10,000	11,381,500

		20,333,740
Utilities — 4.4%
Anaheim Public Financing Authority, RB, Refunding, Series A, 5.00%, 5/01/39	3,250	3,673,573
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	13,000	14,585,480
Los Angeles Department of Water & Power, RB, Series E, 5.00%, 7/01/44	5,000	5,711,200
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,108	13,682,859

		37,653,112
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.3%		174,013,905
Total Long-Term Investments (Cost — $809,744,533) — 100.4%		860,724,890

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	60,379,504	60,379,504
Total Short-Term Securities (Cost — $60,379,504) — 7.0%		60,379,504
Total Investments (Cost — $870,124,037) — 107.4%		921,104,394
Other Assets Less Liabilities — 1.6%		14,301,222
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0)%		(77,460,441)

Net Assets — 100.0%		$857,945,175

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock California Municipal Opportunities Fund

Notes to Schedule of Investments

(a)	When-issued security.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	During the six months ended November 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at November 30, 2015	Income
BIF California Municipal Money Fund	64,056,937	(3,677,433)	60,379,504	$8

(f)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(323)	10-Year U.S. Treasury Note	March 2016	$40,839,313	$(91,312)
(112)	5-Year U.S. Treasury Note	March 2016	$13,292,125	(8,885)
(344)	Long U.S. Treasury Bond	March 2016	$52,976,000	(186,507)
(68)	Ultra U.S. Treasury Bond	March 2016	$10,773,750	(45,677)
Total				$(332,381)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$(332,381)	—	$(332,381)

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(1,233,167)	—	$(1,233,167)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$1,920,076	—	$1,920,076

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$147,838,359

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	21

Schedule of Investments (concluded)	BlackRock California Municipal Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$860,724,890	—	$860,724,890
Short-Term Securities	$60,379,504	—	—	60,379,504

Total	$60,379,504	$860,724,890	—	$921,104,394

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(332,381)	—	—	$(332,381)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,985,900	—	—	$1,985,900
Liabilities:
TOB Trust Certificates	—	$(77,454,071)	—	(77,454,071)

Total	$1,985,900	$(77,454,071)	—	$(75,468,171)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock New Jersey Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 95.1%
Corporate — 3.2%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
Series B, 5.63%, 11/15/30	$1,000	$1,119,040
5.25%, 9/15/29	3,500	3,812,480
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,445	1,633,616
Series B, 5.60%, 11/01/34	1,000	1,124,150
Series D, 4.88%, 11/01/29	1,000	1,075,190

		8,764,476
County/City/Special District/School District — 19.2%
Carlstadt School District, GO, Refunding:
4.00%, 5/01/29	1,195	1,290,696
4.00%, 5/01/30	1,415	1,516,300
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,020	1,028,629
5.25%, 11/01/44	990	993,455
(AGM), 4.00%, 11/01/34	500	497,410
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 7/01/17 (a)	650	693,901
5.00%, 7/01/35	600	619,284
5.00%, 7/01/36	145	149,456
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM):
5.00%, 11/01/20	735	811,227
6.00%, 11/01/30	1,090	1,218,925
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	1,000	1,028,140
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC), 5.50%, 10/01/29	1,500	1,955,835
County of Hudson New Jersey, GO, Refunding, 4.00%, 12/01/30	2,645	2,907,093
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C, 5.25%, 1/01/46	3,900	4,231,071
County of Ocean New Jersey, GO, General Improvement, 3.00%, 12/01/32 (c)	1,000	983,070
County of Union New Jersey, GO, Refunding, County Vocational Technical School, Series C, 3.50%, 3/01/31	1,640	1,697,941
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Covanta Union, Inc., AMT, 4.75%, 12/01/31	1,250	1,329,063
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,000	2,222,220
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,000	2,404,820
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,049,550
New Jersey Health Care Facilities Financing Authority, Hunterdon Medical Center, LRB, Greystone Park Psychiatric Hospital Project, Series A:
5.00%, 9/15/29	2,000	2,103,900
(AGM), 3.50%, 9/15/31	750	712,290
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/31	300	335,001
5.00%, 7/01/45	2,650	2,907,474
5.00%, 7/01/46	3,025	3,065,777

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC), 5.50%, 3/01/21 (d)	$805	$972,891
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,775	1,787,407
Township of Egg Harbor New Jersey School District, GO, Refunding (AGM), 5.75%, 7/15/25	2,000	2,583,140
Township of Franklin New Jersey Board of Education/Somerset County, GO, 3.00%, 2/01/31	2,350	2,334,701
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/31	2,445	2,760,576
5.00%, 7/15/32	350	394,335
Township of Sparta New Jersey Board of Education, GO, Refunding, 5.00%, 2/15/36	1,350	1,548,220

		52,133,798
Education — 18.7%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University:
General Capital Improvement Projects, Series A, 5.00%, 7/01/34	1,855	2,087,932
General Capital Improvement Projects, Series A (AGM), 3.25%, 7/01/35	1,000	962,170
Seres C, 5.00%, 7/01/44	530	580,233
New Jersey EDA, RB:
Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/38	2,000	2,259,520
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	965	1,093,586
School Facilities Construction (AGC), 5.50%, 12/15/34	535	586,922
Team Academy Charter School Project, 6.00%, 10/01/43	1,000	1,122,620
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (b):
4.75%, 8/01/24	350	361,022
5.63%, 8/01/34	250	256,793
5.88%, 8/01/44	430	442,603
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A:
5.00%, 9/01/32	500	519,725
5.00%, 9/01/33	2,750	2,842,345
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D, 5.00%, 7/01/18 (a)	910	1,002,693
College of New Jersey, Series D, 5.00%, 7/01/35	2,840	3,078,759
Georgian Court University, Series D, 5.00%, 7/01/33	500	523,220
Kean University, Series A, 5.25%, 9/01/29	1,705	1,895,176
Kean University, Series A (AGC), 5.50%, 9/01/36	1,000	1,123,580
Kean University, Series H, 4.00%, 7/01/39	715	723,508
Montclair State Univesity, Series A, 5.00%, 7/01/33	2,005	2,262,783
New Jersey City University, Series A, 5.00%, 7/01/40	1,000	1,102,390
Ramapo College, Series B, 5.00%, 7/01/42	560	608,496
Rowan University, Series B (AGC), 5.00%, 7/01/27	1,250	1,358,612
The College of New Jersey, 3.50%, 7/01/31	1,000	999,500
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	2,500	3,032,100

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	23

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
William Paterson University, Series C, 4.00%, 7/01/35	$1,500	$1,525,320
William Paterson University, Series C (AGC), 5.00%, 7/01/38	3,200	3,458,848
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/28	1,000	1,108,680
Series 1A, 5.00%, 12/01/25	75	78,944
Series 1A, 5.00%, 12/01/26	480	504,192
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/32	1,500	1,680,900
5.00%, 7/01/40	5,000	5,601,850
5.00%, 7/01/42	915	1,009,794
New Jersey Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,000	2,231,720
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	2,500	2,803,825

		50,830,361
Health — 16.4%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 1/01/38	1,850	1,879,933
New Jersey EDA, Refunding RB:
4.88%, 1/01/29	650	664,573
Seabrook Village, Inc. Facility, 5.25%, 11/15/16 (a)	2,000	2,089,480
New Jersey Health Care Facilities Financing Authority, RB:
Hunterdon Medical Center, Series A, 5.13%, 7/01/16 (a)	1,100	1,130,987
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	1,830	1,933,468
Robert Wood Johnson University Hospital, Series A, 5.25%, 7/01/35	1,460	1,656,983
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/39	1,150	1,272,452
Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/43	1,535	1,694,256
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	920	1,058,819
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,620	4,057,622
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	2,985	3,545,284
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/36 (e)	7,360	2,625,754
CAB, St. Barnabas Health Care System, Series B, 0.00%, 7/01/37 (e)	7,000	2,368,940
General Hospital Center at Passaic (AGM), 6.75%, 7/01/19 (d)	105	116,739
Hackensack University Medical Center (AGC), 5.25%, 1/01/36	3,600	3,833,244
Holy Name Medical Center, 5.00%, 7/01/25	500	532,710
Meridian Health System Obligated Group, 5.00%, 7/01/27	1,500	1,727,880
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,500	1,653,975
St. Barnabas Health Care System, Series A, 5.00%, 7/01/25	2,230	2,549,849
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,170	4,280,255

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	$1,540	$1,778,993
St. Barnabas Health Care, Series A, 5.00%, 7/01/24	1,000	1,150,280
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	460	502,343
Virtua Health, 5.00%, 7/01/29	285	325,430

		44,430,249
Housing — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing:
Series AA, 6.50%, 10/01/38	225	233,107
Series U, AMT, 4.90%, 10/01/27	940	957,456
Series U, AMT, 4.95%, 10/01/32	235	239,061
Newark Housing Authority, RB, M/F Housing, Series A:
5.00%, 12/01/30	1,640	1,834,684
4.38%, 12/01/33	2,515	2,677,394

		5,941,702
State — 10.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/24 (e)	10,000	8,035,800
CAB, Series B, 0.00%, 11/01/27 (e)	4,135	2,953,961
Election of 2005, Series A, 5.75%, 11/01/28	2,565	3,194,297
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (e)	1,675	1,455,977
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/27	2,000	2,010,600
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	1,100	1,105,830
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	985	1,130,957
School Facilities Construction (AGC), 6.00%, 12/15/34	15	16,964
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,070	1,090,170
New Jersey EDA, Refunding RB:
CAB, Economic Fund, Series A (NPFGC), 0.00%, 3/15/21 (e)	2,000	1,763,160
Cigarette Tax, 5.00%, 6/15/22	1,700	1,867,263
Cigarette Tax, 5.00%, 6/15/29	640	672,371
Lions Gate Project, 5.25%, 1/01/44	370	378,421
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/29	1,000	1,046,930
5.25%, 6/15/30	1,110	1,158,352
State of New Jersey, GO, Refunding, Series N (NPFGC), 5.50%, 7/15/17	1,000	1,062,290

		28,943,343
Transportation — 21.8%
Delaware River Joint Toll Bridge Commission, Refunding RB, 4.00%, 7/01/34	1,830	1,925,270
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	1,875	2,084,494
Delaware River Port Authority of Pennsylvania & New Jersey, RB, 5.00%, 1/01/40	1,500	1,685,310
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
(AGM), 5.13%, 7/01/42	1,000	1,074,180
5.13%, 1/01/39	1,000	1,086,030

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Transportation (continued)
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT (continued):
5.38%, 1/01/43	$905	$967,635
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35	1,510	1,570,309
Series A, 5.00%, 1/01/31	3,785	4,363,462
New Jersey State Turnpike Authority, Refunding RB:
Series A (BHAC), 5.25%, 1/01/30	1,000	1,254,290
Series I, 5.00%, 1/01/35	2,500	2,773,100
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/32 (e)	10,000	4,114,300
CAB, Transportation System, Series A, 0.00%, 12/15/35 (e)	8,900	3,034,010
CAB, Transportation System, Series A, 0.00%, 12/15/38 (e)	10,000	2,819,900
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/34 (e)	4,870	1,884,057
Series B, 5.25%, 6/15/26	1,500	1,615,365
Transportation Program, Series AA, 5.25%, 6/15/31	2,000	2,130,520
Transportation Program, Series AA, 5.00%, 6/15/45 (c)	1,000	1,019,740
Transportation System, Series A, 6.00%, 6/15/35	3,185	3,557,390
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series B (NPFGC), 5.50%, 12/15/21	1,800	2,056,248
Port Authority of New York & New Jersey, ARB:
Consolidated, 85th Series, 5.20%, 9/01/18	1,000	1,114,410
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,228,780
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	2,000	2,009,780
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,166,700
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
147th Series, 4.75%, 4/15/37	4,700	4,822,012
177th Series, 3.50%, 7/15/37	1,000	968,350
178th Series, 5.00%, 12/01/43	285	314,822
186th Series, 5.00%, 10/15/44	3,000	3,335,790
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	295	316,411
5.00%, 11/01/29	295	315,426
5.00%, 11/01/32	440	472,041
5.00%, 11/01/33	250	267,817
5.00%, 11/01/34	250	267,430
5.00%, 11/01/39	1,500	1,591,890

		59,207,269
Utilities — 2.9%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	500	560,360
New Jersey Environmental Infrastructure Trust, RB, Series B, AMT, 5.00%, 9/01/28	1,355	1,525,093
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 0.00%, 8/01/21 (d)(e)	5,000	4,552,300
Passaic Valley Water Commission, RB, Water Supply, Series A, 6.00%, 12/15/24	1,195	1,370,701

		8,008,454
Total Municipal Bonds in New Jersey		258,259,652

Municipal Bonds	Par (000)	Value
Puerto Rico — 0.4%
Housing — 0.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$1,000	$1,076,570
Total Municipal Bonds — 95.5%		259,336,222

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 5.3%
County/City/Special District/School District — 2.5%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	6,300	6,895,854
Transportation — 2.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	5,001	5,223,104
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	495	539,867
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,455	1,677,804

		7,440,775
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 5.3%		14,336,629
Total Long-Term Investments (Cost — $254,470,208) — 100.8%		273,672,851

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.01% (h)(i)	4,905,181	4,905,181
Total Short-Term Securities (Cost — $4,905,181) — 1.8%		4,905,181
Total Investments (Cost — $259,375,389) — 102.6%		278,578,032
Other Assets Less Liabilities — 0.4%		1,064,686
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.0)%		(8,205,556)

Net Assets — 100.0%		$271,437,162

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	25

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Fund

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019, is $3,884,927.

(h)	During the six months ended November 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at November 30, 2015	Income
BIF New Jersey Municipal Money Fund	4,942,792	(37,611)	4,905,181	$205

(i)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(21)	10-Year U.S. Treasury Note	March 2016	$2,655,188	$(5,280)
(11)	5-Year U.S. Treasury Note	March 2016	$1,305,477	(188)
(9)	Long U.S. Treasury Bond	March 2016	$1,386,000	(4,513)
(1)	Ultra U.S. Treasury Bond	March 2016	$158,437	(642)
Total				$(10,623)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$(10,623)	—	$(10,623)

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(35,177)	—	$(35,177)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$54,609	—	$54,609

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$12,917,551

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$273,672,851	—	$273,672,851
Short-Term Securities	$4,905,181	—	—	4,905,181

Total	$4,905,181	$273,672,851	—	$278,578,032

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(10,623)	—	—	$(10,623)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$73,000	—	—	$73,000
Liabilities:
TOB Trust Certificates	—	$(8,201,154)	—	(8,201,154)

Total	$73,000	$(8,201,154)	—	$(8,128,154)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	27

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock Pennsylvania Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 86.4%
Corporate — 11.8%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (a)	$5,225	$5,300,344
County of Bradford Pennsylvania IDA, Refunding RB, International Paper Co. Project, Series B, AMT, 5.20%, 12/01/19	1,000	1,000,140
County of Delaware Pennsylvania IDA, RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series C, AMT (NPFGC), 5.00%, 2/01/35	5,670	5,673,005
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 7/01/43	5,000	5,025,200
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	3,490	3,970,713
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 10/01/39	3,000	3,319,830
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	9,400	10,736,680
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	11,000	11,759,880
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	300	304,131
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Amtrak Project, Series A, 5.00%, 11/01/41	1,510	1,620,245
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	1,540	1,670,915
National Gypson Co., 5.50%, 11/01/44	1,355	1,396,328

		51,777,411
County/City/Special District/School District — 12.4%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	2,310	2,424,460
5.00%, 5/01/42	5,900	6,125,970
Bethlehem Area School District, GO, Series A:
5.00%, 8/01/34	2,390	2,706,986
5.00%, 8/01/35	1,790	2,024,257
Borough of West Chester Pennsylvania, 3.50%, 11/15/35	1,595	1,596,053
Boyertown Area School District (b):
5.00%, 10/01/36	890	1,005,851
5.00%, 10/01/38	1,335	1,499,472
County of Allegheny Pennsylvania IDA, Refunding RB, Residential Resource, Inc. Project, 5.13%, 9/01/31	585	587,077
County of Delaware Pennsylvania Authority, RB:
5.00%, 8/01/40	1,495	1,674,938
5.00%, 8/01/45	2,390	2,663,153
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	825	914,381
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	1,950	2,118,110
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	2,500	2,826,600
Philadelphia School District, GO, Series E:
2015, 6.00%, 9/01/18 (c)	5	5,676
2015-2, 6.00%, 9/01/18 (c)	5	5,673
2015-2, 6.00%, 9/01/38	6,490	7,191,504
6.00%, 9/01/18 (c)	95	107,845
6.00%, 9/01/18 (c)	5	5,676
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 10/01/16 (c)	1,235	1,282,733
State Public School Building Authority, RB, Community College, Allegheny County Project (AGM), 5.00%, 7/15/34	5,070	5,563,564

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (continued)
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	$2,715	$2,955,902
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,980	6,783,413
Township of Falls Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	2,115	2,337,223

		54,406,517
Education — 20.3%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	580	653,741
5.00%, 8/15/25	765	859,799
5.00%, 8/15/26	760	854,179
County of Chester Pennsylvania IDA, Refunding RB, Renaissance Academy Charter, 5.00%, 10/01/34	340	360,533
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/39	1,000	1,073,030
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (c)	2,700	3,127,383
6.38%, 1/01/39	300	341,889
County of Delaware Pennsylvania Authority, Refunding RB:
Haverford College, 5.00%, 11/15/35	6,070	6,815,335
Villanova University, 5.25%, 12/01/31	600	674,526
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	2,650	2,817,506
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	2,450	2,521,246
State System of Higher Education, Series A (NPFGC), 5.00%, 6/15/26	3,300	3,494,667
Thomas Jefferson University, 5.00%, 3/01/40	11,000	11,749,320
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	7,140	7,866,495
La Salle University, 5.00%, 5/01/37	1,595	1,684,607
La Salle University, 5.00%, 5/01/42	2,655	2,784,033
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,425	1,602,028
Thomas Jefferson University, 4.00%, 3/01/37	755	769,964
Thomas Jefferson University, 5.00%, 9/01/45	3,000	3,298,110
University of the Sciences Philadelphia, 5.00%, 11/01/31	1,095	1,248,377
University of the Sciences Philadelphia (AGC), 5.00%, 11/01/18 (c)	5,000	5,568,850
Widener University, Series A, 5.25%, 7/15/33	2,420	2,657,015
Widener University, Series A, 5.50%, 7/15/38	365	401,160
Pennsylvania State University, RB:
5.00%, 3/01/40	10,000	11,190,400
Series A, 5.00%, 8/15/28	5,045	5,421,660
Series A, 5.00%, 8/15/29	2,000	2,148,900
Philadelphia Authority for Industrial Development, Refunding RB, 5.00%, 4/01/45	3,330	3,693,936
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	765	797,314
5.00%, 7/01/35	630	662,300
5.00%, 7/01/45	450	464,598

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Education (continued)
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania (continued):
5.00%, 7/01/47	$1,180	$1,225,489

		88,828,390
Health — 14.7%
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	4,110	4,925,342
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/41	2,540	2,634,183
Diakon Lutheran Social Ministries, 5.00%, 1/01/38	5,400	5,773,842
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A, 6.00%, 6/01/29	5,000	5,730,700
County of Lancaster Pennsylvania Hospital Authority, Refunding RB:
Brethren Village Project, Series A, 6.50%, 7/01/40	1,750	1,805,352
Health Center Masonic Village Project, 5.00%, 11/01/28	790	917,498
Health Center Masonic Village Project, 5.00%, 11/01/35	575	641,729
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	3,255	3,519,599
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	880	882,763
Series A-1, 6.25%, 11/15/29	480	539,909
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	1,385	1,493,252
Acts Retirement-Life Communities, 5.00%, 11/15/28	895	961,346
Foulkeways at Gwynedd Project, Series A, 5.00%, 12/01/24	1,000	1,010,370
Whitemarsh Continuing Care, 5.25%, 1/01/40	4,645	4,656,427
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	730	795,167
5.75%, 5/01/35	1,285	1,409,941
Moon Industrial Development Authority, Refunding RB, 6.00%, 7/01/45	4,000	3,997,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	4,800	5,313,936
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB:
Jefferson Health System of Chester Philadelphia, Series B, 5.00%, 5/15/20 (c)	6,000	6,963,720
Presbyterian Medical Center, 6.65%, 12/01/19 (d)	1,695	1,878,551
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (c)	3,590	4,239,251
Southcentral General Authority, Wellspan Health Obligation Group, Series A:
6.00%, 12/01/18 (c)	1,780	2,034,843
6.00%, 6/01/29	1,970	2,196,156

		64,320,877

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Housing — 4.9%
City of Philadelphia Pennsylvania IDA, RB, Retirement Facilities, Rieder House Project, Series A, 6.10%, 7/01/33	$480	$480,538
Pennsylvania HFA, RB:
Brinton Manor Apartments & Brinton Towers, 4.25%, 10/01/35	600	606,228
Brinton Manor Apartments & Brinton Towers, 4.50%, 10/01/40	600	608,070
S/F Mortgage, Series 114-C, 3.65%, 10/01/37	4,120	4,124,161
S/F Mortgage, Series 114-C, 3.70%, 10/01/42	6,515	6,362,810
Series 117-B, 4.05%, 10/01/40	2,400	2,415,864
S/F Mortgage, Series 118-B, 4.05%, 10/01/40 (b)	3,000	3,039,420
Pennsylvania HFA, Refunding RB, S/F Mortgage, AMT:
Series 096-A, 4.70%, 10/01/37	1,360	1,368,133
Series 099-A, 5.15%, 4/01/38	2,295	2,442,293

		21,447,517
State — 4.5%
Commonwealth Financing Authority, RB, Series B (AGC), 5.00%, 6/01/31	3,420	3,762,376
Commonwealth of Pennsylvania, GO:
1st Series, 5.00%, 6/15/26	2,000	2,367,840
2nd Series A, 5.00%, 8/01/17 (c)	6,000	6,427,200
Pennsylvania Economic Development Financing Authority, Refunding RB:
PPL Energy Supply, Series A, 6.40%, 12/01/38	1,000	1,041,980
Unemployment Compensation, Series B, 5.00%, 7/01/23	800	803,160
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/24	5,000	5,205,750

		19,608,306
Transportation — 12.4%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	14,000	15,590,120
AMT (AGM), 5.00%, 6/15/32	9,500	9,868,600
AMT (AGM), 5.00%, 6/15/37	1,250	1,294,463
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	7,500	8,337,975
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (e)	6,740	2,069,989
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (e)	2,225	796,728
Sub-Series A, 6.00%, 12/01/16 (c)	1,200	1,266,948
Sub-Series A, 5.13%, 12/01/26	1,285	1,474,203
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	4,730	5,367,935
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	3,140	3,552,156
5.00%, 6/01/29	4,155	4,681,397

		54,300,514
Utilities — 5.4%
City of Philadelphia Pennsylvania Gas Works, RB:
9th Series, 5.25%, 8/01/40	3,300	3,680,655
12th Series B (NPFGC), 7.00%, 5/15/20 (d)	890	1,014,066
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 8/01/30	1,200	1,385,928
5.00%, 8/01/31	900	1,036,206
5.00%, 8/01/32	1,200	1,377,288
5.00%, 8/01/33	600	686,502

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	29

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Utilities (continued)
City of Philadelphia Pennsylvania Gas Works, Refunding RB (continued):
5.00%, 8/01/34	$1,050	$1,197,630
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	1,450	1,588,954
Series C (AGM), 5.00%, 8/01/40	2,650	2,972,372
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	2,090	2,391,984
County of Allegheny Pennsylvania Sanitary Authority, Refunding RB, Sewer Improvement (AGM), 5.00%, 6/01/40	1,000	1,130,720
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	980	1,112,976
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	3,895	4,301,716

		23,876,997
Total Municipal Bonds in Pennsylvania		378,566,529

Guam — 0.4%
State — 0.4%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,760	1,947,035
Total Municipal Bonds — 86.8%		380,513,564

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Pennsylvania — 23.8%
Education — 3.6%
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	9,280	10,815,654
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	4,448	4,971,951

		15,787,605
Health — 11.9%
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project, Series A-3, 5.50%, 11/01/31	10,000	11,369,600

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (continued)
Health (continued)
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	$7,460	$8,160,046
Series A, 5.25%, 6/01/39	5,997	6,574,272
Series A-1, 5.13%, 6/01/41	12,570	13,815,310
Pennsylvania Economic Development Financing Authority, 4.00%, 3/15/40	2,000	2,020,940
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	9,380	10,358,334

		52,298,502
Housing — 1.5%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	6,250	6,561,063
State — 6.8%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	10,797	11,945,383
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 6/01/44	5,000	5,531,950
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	11,000	12,058,530

		29,535,863
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.8%		104,183,033
Total Long-Term Investments (Cost — $449,030,420) — 110.6%		484,696,597

Short-Term Securities	Shares
BlackRock Pennsylvania Municipal Money Fund, Institutional Class, 0.01% (g)(h)	4,296,730	4,296,730
Total Short-Term Securities (Cost — $4,296,730) — 1.0%		4,296,730
Total Investments (Cost — $453,327,150) — 111.6%		488,993,327
Liabilities in Excess of Other Assets — (0.3)%		(1,136,940)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.3)%		(49,633,995)

Net Assets — 100.0%		$438,222,392

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of period end.

(b)	When-issued security.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Pennsylvania Municipal Bond Fund

(g)	During the six months ended November 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at November 30, 2015	Income
BlackRock Pennsylvania Municipal Money Fund, Institutional Class	19,988,823	(15,692,093)	4,296,730	$476

(h)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(24)	10-Year U.S. Treasury Note	March 2016	$3,034,500	$(5,909)
(25)	5-Year U.S. Treasury Note	March 2016	$2,966,992	(1,599)
(11)	Long U.S. Treasury Bond	March 2016	$1,694,000	(5,774)
(3)	Ultra U.S. Treasury Bond	March 2016	$475,313	(1,270)
Total				$(14,552)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$(14,552)	—	$(14,552)

[1] Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$60,391	—	$60,391

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$68,354	—	$68,354

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$15,838,684

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	31

Schedule of Investments (concluded)	BlackRock Pennsylvania Municipal Bond Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$484,696,597	—	$484,696,597
Short-Term Securities	$4,296,730	—	—	4,296,730

Total	$4,296,730	$484,696,597	—	$488,993,327

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(14,552)	—	—	$(14,552)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$104,750	—	—	$104,750
Liabilities:
TOB Trust Certificates	—	$(49,626,645)	—	(49,626,645)

Total	$104,750	$(49,626,645)	—	$(49,521,895)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	BlackRock Strategic Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Banks — 0.1%
Wells Fargo & Co., 4.90%, 11/17/45	$1,782	$1,813,547
Diversified Financial Services — 0.0%
Goldman Sachs Group, Inc., 4.25%, 10/21/25	940	942,989
Health Care Providers & Services — 0.4%
AHS Hospital Corp., 5.02%, 7/01/45	10,000	10,021,820
Ochsner Clinic Foundation, 5.90%, 5/15/45	5,000	5,376,335

		15,398,155
Home Building — 0.1%
HP Communities LLC, 5.78%, 3/15/46 (a)	2,000	2,187,340
Total Corporate Bonds — 0.6%		20,342,031

Municipal Bonds
Alabama — 0.9%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	10,000	9,630,100
County of Jefferson Alabama Sewer, Refunding RB, Series D:
6.50%, 10/01/53	15,110	17,497,833
Sub-Lien, 7.00%, 10/01/51	3,000	3,636,750

		30,764,683
Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	3,590	3,590,718
5.00%, 6/01/46	4,500	3,760,020

		7,350,738
Arizona — 1.8%
Arizona Department of Transportation State Highway Fund Revenue, Refunding RB, 5.00%, 7/01/33	10,000	11,760,300
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/39	5,000	5,522,050
Banner Health, Series B, 1.03%, 1/01/37 (b)	5,000	4,475,250
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	5,800	6,133,500
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Project, Series A (a):
6.50%, 7/01/34	965	1,072,105
6.75%, 7/01/44	1,690	1,892,445
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	2,795	2,839,580
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45	6,155	6,159,370
Legacy Traditional School Projects, 5.00%, 7/01/35	2,205	2,206,566
Legacy Traditional School Projects, 5.00%, 7/01/45	1,495	1,441,285
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/45	10,000	11,509,100
Yuma Municipal Property Corp., Refunding RB, 5.00%, 7/01/27	5,420	6,509,799

		61,521,350
Arkansas — 0.2%
State of Arkansas, GO, 5.00%, 10/01/18	5,000	5,568,950
California — 11.5%
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,192,700

Municipal Bonds	Par (000)	Value
California (continued)
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge, Series S-1, 7.04%, 4/01/50	$6,000	$8,260,080
California County Tobacco Securitization Agency, RB:
Asset-Backed, Los Angeles, 5.60%, 6/01/36	8,150	8,027,994
Asset-Backed, Los Angeles, 5.70%, 6/01/46	5,000	4,804,700
County Securitization, Series A, 5.25%, 6/01/21	3,580	3,611,110
County Securitization, Series A, 6.00%, 6/01/42	885	885,106
California Health Facilities Financing Authority, Refunding RB, 4.50%, 7/01/23	10,000	10,715,700
California Municipal Finance Authority, RB:
Caritas Affordable Housing Inc., 5.88%, 8/15/49	1,000	1,097,310
Sycamore Acadamy Project, 5.38%, 7/01/34 (a)	1,000	1,018,530
Sycamore Acadamy Project, 5.63%, 7/01/44 (a)	2,760	2,817,270
Urban Discovery Academy Project, 6.00%, 8/01/44 (a)	330	344,464
Urban Discovery Academy Project, 6.13%, 8/01/49 (a)	285	297,831
Vista Charter Middle School, 6.00%, 7/01/44	1,960	2,006,040
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT (a):
5.00%, 7/01/37	5,000	5,321,050
5.00%, 11/21/45	10,000	10,570,700
California School Finance Authority, RB, Series A (a):
6.50%, 11/01/34	1,015	1,043,247
6.75%, 11/01/45	1,395	1,446,392
California State Public Works Board, Refunding RB, Series F, 5.00%, 5/01/25	5,090	6,236,675
California Statewide Communities Development Authority, RB:
5.00%, 6/01/16	7,160	7,329,191
5.00%, 2/01/45	5,000	5,314,750
California Statewide Communities Development Authority, Refunding RB, Series A, 5.25%, 11/01/44	1,250	1,271,763
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/37	585	595,249
Series A, 6.00%, 5/01/43	3,800	3,866,576
Series B, 6.00%, 5/01/37	265	269,643
Series B, 6.00%, 5/01/43	7,425	7,555,086
Chabot-Las Positas Community College District, GO, Refunding, 2016 Crossover, 5.00%, 8/01/29	5,000	5,802,950
City & County of San Francisco California, COP, Refunding Series B, 5.00%, 9/01/16	4,260	4,411,060
City & County of San Francisco California, GO, Refunding, 5.00%, 6/15/17	10,000	10,678,500
City & County of San Francisco Airports Commission-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 5/01/40	5,000	5,538,850
City of Irvine California, Community Facilities District No. 2013-3, Great Park Improvement Area No. 1, 5.00%, 9/01/49	1,500	1,601,760
City of Los Angeles California, GO, Refunding Series A, 5.00%, 9/01/16	6,950	7,197,490
City of Los Angeles California Department of Water & Power, RB, Build America Bonds, 6.60%, 7/01/50	5,200	7,151,040
City of Riverside California Sewer Revenue, Refunding RB, Series A, 5.00%, 8/01/40	5,000	5,672,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	33

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
California (continued)
City of San Jose California, Refunding ARB, AMT, Series A, 5.00%, 3/01/23	$5,185	$6,106,582
City of San Jose California, ARB, AMT, Series A (AMBAC), 5.00%, 3/01/37	10,000	10,371,700
County of Sacramento California, ARB, Senior Series B, AMT (AGM), 5.25%, 7/01/39	5,000	5,381,950
County of San Diego California Water Authority, RB, Build America Bonds, Series B, 6.14%, 5/01/49	2,020	2,591,276
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	3,400	4,006,934
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series A, 6.00%, 1/15/49	3,770	4,416,819
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	28,770	26,470,989
Series A, 2.00%, 6/01/16	6,000	6,052,560
Los Angeles County Redevelopment Refunding Authority Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds:
5.00%, 8/01/33	6,770	7,788,479
5.00%, 8/01/34	5,810	6,673,598
5.00%, 8/01/35	7,470	8,560,246
Los Angeles Unified School District, GO, Refunding Series B, 5.00%, 7/01/18	10,500	11,612,160
Metropolitan Water District of Southern California, RB, Authorization, Series A, 5.00%, 1/01/39	5,000	5,511,450
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/17	10,000	10,696,800
Riverside Unified School District, GO, Refunding, 5.00%, 8/01/28	5,000	5,963,750
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/34	5,670	6,561,551
San Diego Unified School District, GO, Series E, 3.00%, 7/01/17	20,000	20,746,800
San Francisco Unified School District, GO, Refunding, 5.00%, 6/15/20	5,000	5,840,400
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 10/01/29	5,000	5,902,150
Southern California Public Power Authority, RB, Project No. 1, Series A, 5.25%, 11/01/19	2,445	2,754,904
State of California, GO:
5.00%, 10/01/16	10,000	10,390,800
Build America Bonds, Various Purposes, 7.60%, 11/01/40	7,125	10,713,079
State of California, GO, Refunding:
5.00%, 8/01/18	19,510	21,587,620
3.75%, 12/01/34	5,000	5,096,600
3.75%, 12/01/35	5,000	5,084,650
Various Purposes, 5.00%, 10/01/37	5,000	5,762,550
State of California Public Works Board, LRB, Various Capital Projects, Series A, 5.00%, 4/01/37	5,000	5,631,300
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A1, 5.13%, 6/01/46	7,440	6,641,018
University of California, RB, Series AQ, 4.77%, 5/15/15	4,800	4,479,840
University of California, Refunding RB, General, Series AI, 5.00%, 5/15/38	5,330	6,114,310
Yosemite Community College District, GO, Refunding, 5.00%, 8/01/30	5,000	5,977,450

		400,443,122

Municipal Bonds	Par (000)	Value
Colorado — 1.4%
Arapahoe County School District No. 5 Cherry Creek, GO, Refunding:
5.00%, 12/15/16	$6,330	$6,635,296
5.00%, 12/15/17	7,035	7,642,683
5.00%, 12/15/18	10,000	11,217,400
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	1,825	1,825,000
City & County of Denver Colorado, Refunding RB, Special Facilities, United Airlines Project, Series A, AMT, 5.75%, 10/01/32	5,000	5,193,050
City & County of Denver Colorado Airport System Revenue, RB, Series B, 5.00%, 11/15/43	5,000	5,564,700
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (a)	1,000	1,012,200
Colorado Educational & Cultural Facilities Authority, RB, Charter Littleton Preparatory School, 5.00%, 12/01/22	165	177,705
Colorado Educational & Cultural Facilities Authority, Refunding RB:
5.00%, 11/01/44	885	898,974
5.13%, 11/01/49	765	772,719
University Lab School Project, 5.00%, 12/15/45 (a)	2,500	2,446,675
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,520	3,742,816

		47,129,218
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, 5.00%, 7/01/45	5,000	5,490,750
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	8,840	7,797,410
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	8,035	8,172,077
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution (a):
6.25%, 1/01/31	2,000	2,009,760
Series C, 5.75%, 2/01/24	3,220	3,290,253
Series C, 5.75%, 2/01/25	3,755	3,692,329
Series C, 6.25%, 2/01/30	4,930	4,877,890
State of Connecticut, Special Tax Revenue, RB:
5.00%, 11/01/16	5,000	5,213,200
Series A, 3.00%, 8/01/17	10,000	10,372,500

		50,916,169
Delaware — 0.4%
State of Delaware, GO, Refunding Series B:
4.00%, 7/01/17	3,000	3,161,250
5.00%, 7/01/18	10,000	11,064,700

		14,225,950
District of Columbia — 1.1%
Metropolitan Washington Airports Authority, RB:
AMT, Series B (AMBAC), 5.00%, 10/01/21	10,000	10,698,400
Build America Bonds, 7.46%, 10/01/46	5,000	6,621,800
Metropolitan Washington Airports Authority, Refunding RB:
5.00%, 10/01/53	5,000	5,305,150
AMT, Series A, 5.00%, 10/01/24	5,000	5,939,550
AMT, Series A, 5.00%, 10/01/30	5,000	5,704,250
AMT, Series B, 3.00%, 10/01/16	5,000	5,104,150

		39,373,300

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Florida — 4.9%
Capital Trust Agency, Inc., RB, 1st Mortgage, Silver Creek St. Augustine Project (c)(d):
8.00%, 1/01/34	$550	$498,944
8.25%, 1/01/44	940	853,172
8.25%, 1/01/49	3,010	2,732,327
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	375	377,314
5.00%, 5/01/34	750	755,093
5.13%, 5/01/45	1,030	1,038,642
Citizens Property Insurance Corp., RB:
5.00%, 6/01/16	7,500	7,674,225
Senior Secured, Series A-1, Personal Lines & Commercial Lines Account, 5.00%, 6/01/16	10,000	10,229,200
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,201,440
County of Brevard Florida Health Facilities Authority, Refunding RB:
Health First, Inc. Project, 5.00%, 4/01/39	5,000	5,454,850
Series A, 5.00%, 4/01/31	5,655	6,218,577
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project (a):
Series A, 8.25%, 5/15/49	1,000	1,184,720
Series B-2, 6.50%, 5/15/20	3,500	3,505,285
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, Series A:
5.00%, 10/01/35	5,000	5,525,550
5.00%, 10/01/36	5,000	5,509,650
County of Miami-Dade Florida Expressway Authority, RB, Series A, 5.00%, 7/01/39	5,000	5,567,600
County of Miami-Dade Florida IDA, RB, Series A, 5.00%, 6/01/48	5,000	5,011,250
County of Miami-Dade Florida Seaport Department, RB, AMT, Series B, 5.00%, 10/01/22	1,995	2,317,093
County of Miami-Dade Florida Seaport Department, Refunding RB, AMT, Series D, 5.00%, 10/01/22	1,305	1,515,692
County of Orange Florida Health Facilities Authority, RB, 1st Mortgage Lutheran Tower Project, 5.50%, 7/01/38	1,000	1,021,870
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 8/01/26	3,965	4,502,535
5.00%, 8/01/28	5,000	5,605,750
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,193,760
Crossings at Fleming Island Community Development District, Refunding, Special Assessment Bonds, 6.50%, 5/01/44	2,510	2,553,724
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	365	371,891
6.00%, 6/15/34	440	449,412
6.13%, 6/15/44	1,705	1,728,120
Florida Higher Educational Facilities Financial Authority, Refunding RB, 5.00%, 4/01/27	6,155	6,796,782
Florida’s Turnpike Enterprise, Refunding RB, Series B, 5.00%, 7/01/16	7,500	7,709,400
Heritage Landing Community Development District, Refunding, Special Assessment Bonds, 4.20%, 5/01/31	1,000	998,660

Municipal Bonds	Par (000)	Value
Florida (continued)
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	$805	$818,049
4.88%, 5/01/35	1,210	1,225,089
4.88%, 5/01/45	2,420	2,432,245
Miami-Dade County Educational Facilities Authority, Refunding RB:
Series A, 5.00%, 4/01/33	5,000	5,601,150
Series A, 5.00%, 4/01/34	5,000	5,580,050
Series B, 5.07%, 4/01/50	6,125	6,326,451
Miami-Dade County Florida Aviation Revenue, Refunding RB, Series C, 5.25%, 10/01/24	10,000	10,705,800
Mid-Bay Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/35	5,000	5,488,350
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series B, 5.00%, 5/01/37	1,870	1,965,669
State of Florida Department of Transportation, RB, 5.00%, 7/01/36	5,000	5,644,900
State of Florida Lottery Revenue, Refunding RB, Series D, 5.00%, 7/01/16	5,000	5,138,700
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/15 (c)(d)	150	104,987
Tampa Bay Water, RB, Utility System, 5.00%, 10/01/38	6,095	6,890,397
Tolomato Community Development District, Refunding, Special Assessment:
Convertible CAB, Bonds, Series A2, 0.00%, 5/01/39 (e)	150	112,499
Convertible CAB, Bonds, Series A3, 0.00%, 5/01/40 (e)	360	215,222
Convertible CAB, Bonds, Series A4, 0.00%, 5/01/40 (e)	190	84,102
Bonds, Series 2, 0.00%, 5/01/40 (e)	490	255,432
Series A, 6.38%, 5/01/17	210	209,246
Tolomato Community Development District:
Bonds, Series 1, 0.00%, 5/01/40 (e)	800	493,088
Bonds, Series 3, 6.61%, 5/01/40 (c)(d)	535	5
Series 1, 6.38%, 5/01/17 (c)(d)	5	5,035
Series 3, 6.38%, 5/01/17 (c)(d)	425	4
Trout Creek Community Development District, Special Assessment Bonds:
5.50%, 5/01/35	2,355	2,329,966
5.63%, 5/01/45	3,750	3,688,875
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	1,500	1,564,395
Village Community Development District No. 10, Special Assessment Bonds, Sumter County, 4.50%, 5/01/23	3,070	3,342,616

		171,324,850
Georgia — 1.3%
City of Atlanta Georgia Water & Wastewater Revenue, RB, Series A, 5.50%, 11/01/17	5,000	5,448,950
Georgia State Road & Tollway Authority, Refunding RB, 5.00%, 6/01/18	10,000	10,978,800
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series C, 5.00%, 7/01/29	5,000	6,117,200
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A, 6.64%, 4/01/57	740	893,905
Private Colleges & Universities Authority, RB, Savannah College of Art & Design, 5.00%, 4/01/18	1,000	1,082,320

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	35

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Georgia (continued)
State of Georgia, GO:
5.00%, 2/01/17	$5,000	$5,265,750
Refunding Series C, 5.00%, 7/01/17	10,000	10,690,200
Refunding Series I, 5.00%, 7/01/18	5,000	5,526,900

		46,004,025
Guam — 0.3%
Guam Government Waterworks Authority, RB:
5.25%, 7/01/22	525	611,131
5.25%, 7/01/25	1,735	2,002,537
5.00%, 7/01/28	1,250	1,398,675
5.63%, 7/01/40	3,000	3,286,470
Territory of Guam, GO, Series A:
6.00%, 11/15/19	470	519,938
7.00%, 11/15/19 (f)	2,390	2,931,837

		10,750,588
Hawaii — 0.3%
University of Hawaii, Refunding RB, 5.00%, 10/01/29 (g)	7,920	9,306,396
Illinois — 3.0%
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	850	925,174
Series A, 6.90%, 12/01/40	3,050	3,551,939
Series B, 6.90%, 12/01/40	3,200	3,726,624
City of Chicago Illinois, GO, Refunding:
Series A, 5.00%, 1/01/35	5,000	5,042,800
Series C, 5.00%, 1/01/40	5,000	5,002,600
City of Chicago Illinois, GO:
Series B, 7.75%, 1/01/42	5,000	5,299,800
Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	2,500	2,352,500
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, AMT:
Series A, 5.00%, 1/01/22	4,865	4,883,779
Series A, 5.00%, 1/01/22	5,675	6,557,916
Series B, 5.00%, 1/01/22	5,000	5,777,900
County of Cook Illinois, GO, Build America Bonds, Series D, 6.23%, 11/15/34	3,225	3,482,097
Illinois Finance Authority, RB, 6.29%, 7/01/33	5,000	5,649,600
Illinois Finance Authority, Refunding RB:
5.00%, 12/01/37	5,000	5,265,500
Advocate Health Care, 5.00%, 8/01/38	5,000	5,588,150
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	1,000	1,060,660
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,500	2,625,700
Series A, 5.00%, 11/15/34	5,000	5,659,650
Metropolitan Pier & Exposition Authority, Refunding RB:
5.25%, 6/15/50	23,810	24,694,065
McCormick Place Expansion Project, Series B-2, 5.00%, 6/15/50	5,000	5,113,900
Railsplitter Tobacco Settlement Authority, RB, 6.25%, 6/01/24	3,000	3,085,920

		105,346,274
Indiana — 0.6%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A, 7.13%, 11/15/42	2,000	2,238,400
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	750	858,285
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, Series A, 5.25%, 1/01/51	5,000	5,337,850

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB:
Series A, 4.00%, 2/01/17 (f)	$5,000	$5,196,550
US Steel Corp. Project, 6.00%, 12/01/19	3,000	2,313,060
Indianapolis Local Public Improvement Bond Bank, Refunding RB, AMT, 5.00%, 1/01/24	5,000	5,889,900

		21,834,045
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	21,210	22,437,423
5.50%, 12/01/22	2,500	2,633,325
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,060,600
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	6,510	6,444,965
Series C, 5.50%, 6/01/42	2,000	1,885,280
Series C, 5.63%, 6/01/46	4,960	4,740,421

		39,202,014
Kansas — 0.3%
Johnson County Unified School District No. 229 Blue Valley, GO, Series A, 5.00%, 10/01/17	5,635	6,076,221
Kansas Development Finance Authority, Refunding RB, Wichita State University Union Corp. Student House Project, Series F-1, 5.00%, 6/01/46	5,000	5,457,900

		11,534,121
Kentucky — 0.2%
University of Kentucky, Refunding RB, Series B, 5.00%, 10/01/26	5,000	6,100,100
Louisiana — 0.7%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	5,000	5,453,200
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	5,920	6,012,352
Louisiana Public Facilities Authority, RB, Loyola University, 5.00%, 10/01/41	5,000	5,343,550
Louisiana Public Facilities Authority, Refunding RB, Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/39	5,000	5,584,600

		22,393,702
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, Refunding RB, Bowdoin College, Series A, 5.00%, 7/01/39	5,000	5,548,650
Maryland — 1.6%
County of Anne Arundel Maryland Consolidated, Special Tax District, Villages at Two Rivers Project,
5.13%, 7/01/36	600	611,028
5.25%, 7/01/44	1,220	1,240,179
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,850	3,203,229
County of Howard Maryland, Tax Allocation Bonds, Annapolis Junction Town Center Project, 6.10%, 2/15/44	1,170	1,250,800
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,140	883,660
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Western Maryland Health System, 5.00%, 7/01/18	6,195	6,749,514

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, AMT, 5.00%, 3/01/16	$8,315	$8,413,533
Montgomery County, GO, Refunding Series A:
5.00%, 11/01/16	10,000	10,426,700
5.00%, 7/01/19	14,390	16,390,642
State of Maryland Department of Transportation, RB, 5.00%, 12/01/16	5,000	5,230,000

		54,399,285
Massachusetts — 4.0%
Commonwealth of Massachusetts, GO:
5.00%, 8/01/17 (f)	10,000	10,693,000
Series D, 5.50%, 8/01/18	5,450	6,105,581
Series D-2, 0.31%, 8/01/43 (b)	5,000	4,995,950
Commonwealth of Massachusetts, RB, Accelerated Bridge Program, Series A, 5.00%, 6/15/27	6,850	8,302,131
Commonwealth of Massachusetts, GO, Refunding, Series A, 3.00%, 7/01/17	13,965	14,466,204
Massachusetts Development Finance Agency, RB, Boston Medical Center, Series D, 5.00%, 7/01/44	5,000	5,394,700
Massachusetts Development Finance Agency, Refunding RB:
5.00%, 7/01/23	5,000	5,849,450
5.00%, 7/01/24	5,000	5,871,800
5.00%, 7/01/25	5,000	5,907,650
5.00%, 8/15/32	5,000	5,736,750
5.00%, 8/15/33	5,000	5,718,800
5.00%, 8/15/34	5,000	5,700,950
5.00%, 8/15/35	5,000	5,687,550
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,000	2,005,700
Series A, 5.00%, 9/01/43	5,795	6,717,100
Massachusetts Educational Financing Authority, RB, AMT:
Issue I, 5.00%, 1/01/24	5,000	5,682,400
Series A, 5.00%, 1/01/22	10,000	11,348,700
Massachusetts Health & Educational Facilities Authority, RB, Series O, 5.00%, 7/01/16	5,000	5,139,600
Massachusetts Port Authority, RB, Delta Air Lines, Inc. Project, Series A, AMT (AMBAC), 5.00%, 1/01/27	1,000	1,002,590
Massachusetts Water Resolution Authority, Refunding RB, Series A, 4.00%, 8/01/17	5,000	5,275,050
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.00%, 7/01/41	10,000	11,314,700

		138,916,356
Michigan — 0.8%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, 0.82%, 7/01/32 (b)	5,000	4,505,350
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	1,385	1,448,932
Michigan Finance Authority, Refunding RB:
5.00%, 8/01/31	5,000	5,648,200
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	3,150	3,356,986
Student Loan Refunding, AMT, 5.00%, 11/01/21	4,090	4,617,201
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	6,010	5,206,944
Michigan Tobacco Settlement Finance Authority, Refunding RB, Series A, 6.88%, 6/01/42	2,375	2,376,662

		27,160,275

Municipal Bonds	Par (000)	Value
Minnesota — 1.5%
City of Deephaven Minnesota, Refunding RB, 5.50%, 7/01/50	$2,500	$2,552,150
County of Hennepin Minnesota, GO, Refunding Series B, 5.00%, 12/01/18	6,470	7,248,276
Minneapolis Special School District No. 1, Series D, 5.00%, 2/01/18	5,000	5,440,300
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding RB, AMT, Series B:
5.00%, 1/01/25	1,000	1,166,840
5.00%, 1/01/26	1,000	1,152,710
State of Minnesota, GO:
Series B, 5.00%, 8/01/16	5,465	5,637,312
Refunding Series D, 5.00%, 8/01/16	5,000	5,157,650
Series A, 5.00%, 8/01/26	5,035	6,266,309
Saint Paul Port Authority, RB, AMT, 4.50%, 10/01/37	5,000	4,806,650
Stillwater Independent School District No. 834, GO, Series A:
5.00%, 2/01/25	5,000	6,064,300
5.00%, 2/01/26	5,000	6,013,750
Woodbury Housing & Redevelopment Authority, RB, St. Therese of Woodbury, 5.00%, 12/01/34	1,200	1,225,296

		52,731,543
Missouri — 1.2%
City of State Louis Missouri, Refunding RB, Lambert St. Louis International Airport (NPFGC), 5.50%, 7/01/28	10,000	12,262,400
County of Jackson Missouri, Refunding RB, Truman Sports Complex Project:
5.00%, 12/01/20	5,000	5,844,500
5.00%, 12/01/22	5,000	6,024,500
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 11/15/39	2,000	2,227,240
Missouri Highway & Transportation Commission, Refunding RB, Series C, 5.00%, 2/01/17	7,540	7,940,751
State Louis County School District C-2 Parkway, GO, Refunding, 5.00%, 3/01/23	5,785	7,084,832

		41,384,223
Nevada — 2.0%
City of North Las Vegas Nevada, GO, Build America Bonds, Water Utility Project, 6.57%, 6/01/40	6,595	5,981,467
Clark County Department of Aviation, Refunding RB, AMT, 5.00%, 7/01/17	10,000	10,629,400
Clark County School District, GO, Refunding, Series C:
5.00%, 6/15/26	10,000	12,107,300
5.00%, 6/15/27	10,000	11,994,300
5.00%, 6/15/28	10,000	11,892,100
Clark County Water Reclamation District, GO, 5.63%, 7/01/18 (f)	10,730	12,002,471
Las Vegas Special Improvement District 607, Refunding, Special Assessment, Local Improvement:
5.00%, 6/01/23	400	430,000
5.00%, 6/01/24	280	302,445
Nevada System of Higher Education, Refunding RB, Series B, 5.00%, 7/01/18	5,000	5,521,450

		70,860,933
New Hampshire — 0.3%
New Hampshire State Turnpike System, RB, Series A:
5.00%, 10/01/20	5,000	5,827,900
5.00%, 10/01/21	5,000	5,927,450

		11,755,350

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	37

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New Jersey — 5.4%
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	$7,105	$7,304,935
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,681,080
New Jersey EDA, Refunding RB:
5.00%, 6/15/19	5,000	5,404,250
5.00%, 3/01/23	6,200	6,676,656
Series A, 5.00%, 6/15/18	5,000	5,296,800
Series A, 5.00%, 6/15/19	5,000	5,360,900
Series A, 5.00%, 6/15/20	5,000	5,405,700
Series A, 5.00%, 6/15/24	5,000	5,422,350
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	280	284,382
Leap Academy Charter School, Series A, 6.20%, 10/01/44	230	233,254
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	380,261
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	6,825	7,297,358
New Jersey Health Care Facilities Financing Authority, RB, Robert Wood Johnson University Hospital, Series A, 5.00%, 7/01/22	1,010	1,188,265
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care:
5.00%, 7/01/44	10,000	10,879,400
Series A, 5.00%, 7/01/23	1,100	1,275,087
Series A, 5.00%, 7/01/24	3,100	3,565,868
Series A, 5.00%, 7/01/25	1,000	1,143,430
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.00%, 6/15/42	5,000	5,092,000
New Jersey Transportation Trust Fund Authority, Refunding RB, Series B (AMBAC), 5.25%, 12/15/15	21,440	21,479,450
Rutgers — The State University of New Jersey, Refunding RB, Series J, 5.00%, 5/01/32	5,000	5,735,850
State of New Jersey, GO:
5.00%, 6/01/26	10,000	11,561,800
5.00%, 6/01/27	4,800	5,520,528
5.00%, 6/01/32	10,000	11,324,700
Various Purposes, 5.00%, 6/01/28	10,000	11,428,900
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	6,980	7,082,048
Tobacco Settlement Financing Corp., New Jersey, Refunding RB, Series 1A:
5.00%, 6/01/29	2,840	2,560,232
5.00%, 6/01/41	46,385	37,432,231

		188,017,715
New Mexico — 0.5%
City of Albuquerque, GO, Series A, 5.00%, 7/01/16	5,200	5,345,184
State of New Mexico Severance Tax Permanent Fund, RB, Series B, 5.00%, 7/01/18	10,525	11,605,602

		16,950,786
New York — 15.8%
Brooklyn Arena Local Development Corp., RB, 6.38%, 7/15/43	5,000	5,698,700
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	400	426,408
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	5,000	5,022,000
City of New York New York, GO:
Refunding Series A, 5.00%, 8/01/17	10,000	10,706,200
Refunding Series C, 2.00%, 8/01/16	10,000	10,109,000
Refunding Series I, 5.00%, 8/01/25	5,000	6,070,100
Refunding Series J, 5.00%, 8/01/17	10,000	10,706,200

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York, GO, Refunding, Fiscal 2013, Series E, 5.00%, 8/01/24	$5,000	$5,631,300
City of New York New York Build Resource Corp., RB, 5.00%, 11/01/39	2,500	2,589,050
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	55,995	56,077,313
Counties of New York Tobacco Trust IV, Refunding RB, Series A:
5.00%, 6/01/42	1,935	1,736,604
5.00%, 6/01/45	515	457,248
Settlement Pass-Through Turbo, 6.25%, 6/01/41 (a)	35,400	36,787,326
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	3,400	3,192,192
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	2,300	2,300,322
County of Suffolk New York, GO, Series C:
5.00%, 5/01/19	5,000	5,621,550
5.00%, 5/01/20	5,000	5,743,350
5.00%, 5/01/21	5,000	5,853,700
5.00%, 5/01/22	5,000	5,919,450
5.00%, 5/01/23	5,000	5,966,250
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/23	5,685	6,457,307
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	18,765	17,795,975
Long Island Power Authority, 5.00%, 9/01/45	5,000	5,597,200
Long Island Power Authority, Refunding RB, Series B, 5.25%, 4/01/19	5,000	5,641,850
Metropolitan Transportation Authority, RB:
5.00%, 11/15/16	5,000	5,217,800
Series E, 5.00%, 11/15/38	5,000	5,661,600
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/33	5,000	5,859,450
Nassau County Interim Finance Authority, Refunding RB, Series A, 5.00%, 11/15/16	9,035	9,435,522
Nassau County Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 6/01/21	6,485	6,428,055
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, 3.15%, 11/01/25	10,000	9,915,600
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series C:
3.00%, 11/01/16	23,000	23,564,650
4.00%, 11/01/17	5,000	5,311,000
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project (a):
Class 1, 5.00%, 11/15/44	35,785	36,572,270
Class 2, 5.15%, 11/15/34	240	249,686
Class 2, 5.38%, 11/15/40	570	598,705
Class 3, 7.25%, 11/15/44	1,655	1,986,116
New York State Dormitory Authority, RB:
5.00%, 7/01/25	5,000	5,926,100
Build America Bonds, 5.50%, 3/15/30	6,150	7,258,845
New York University Hospitals Center, Series A, 5.00%, 7/01/43	5,000	5,634,100
New York State Dormitory Authority, Refunding RB:
5.00%, 9/01/19 (f)	160	181,336
5.00%, 9/01/38	755	756,480
New York University Hospitals Center, 5.00%, 7/01/36	4,350	4,847,249
Series A, 5.00%, 3/15/17	25,000	26,418,250
Series A, 5.00%, 3/15/18	10,000	10,932,000
St. John’s University, Series A, 5.00%, 7/01/32	5,000	5,720,050

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Thruway Authority, Refunding RB:
5.00%, 1/01/28	$5,000	$6,001,300
Series A, 5.00%, 5/01/19	5,000	5,616,200
New York State Urban Development Corp., RB, Series E, 5.00%, 3/15/23	5,000	6,062,750
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 3/15/34	5,000	5,760,750
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	1,000	1,008,440
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15:	5,000	5,000,750
Port Authority of New York & New Jersey, RB, Series 192, 4.81%, 10/15/65	6,675	6,914,632
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 178th Series, AMT, 5.00%, 12/01/22	5,025	5,953,469
Port Authority of New York & New Jersey, Refunding RB:
5.00%, 10/15/32	5,000	5,928,900
5.00%, 10/15/35	5,000	5,867,700
AMT, 5.00%, 9/01/22	5,000	5,909,400
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,954,339
State of New York Dormitory Authority, Refunding RB:
New York University, Series A, 5.00%, 7/01/42	5,000	5,641,250
Touro College & University, Series B, 5.75%, 1/01/29	1,700	1,692,180
State of New York Thruway Authority, Refunding RB, 5.00%, 1/01/31	5,000	5,876,950
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/22	5,000	6,085,400
TSASC, Inc., Refunding RB, Series 1:
5.00%, 6/01/26	7,000	7,079,100
5.00%, 6/01/34	8,150	7,725,874
Ulster Tobacco Asset Securitization Corp., RB:
6.00%, 6/01/40	1,040	1,040,031
6.45%, 6/01/40	880	890,375
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/32	5,000	6,010,400
5.00%, 12/15/34	5,000	5,961,850
5.00%, 12/15/35	5,000	5,937,750
5.00%, 12/15/36	5,000	5,918,550
5.00%, 12/15/37	5,000	5,889,900
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	19,800	19,630,314

		547,940,013
North Carolina — 1.9%
City of Charlotte North Carolina Water & Sewer System Revenue, Refunding RB:
5.00%, 7/01/31	5,000	6,045,300
5.00%, 7/01/40	5,000	5,873,150
North Carolina Department of Transportation, RB, I-77 Hot Lanes Project, 5.00%, 6/30/54	10,000	10,421,000
North Carolina Medical Care Commission, RB, 1st Mortgage, Galloway Ridge Project, Series A:
4.13%, 1/01/17	200	203,716
4.30%, 1/01/18	555	574,303
4.50%, 1/01/19	520	546,582
4.75%, 1/01/21	270	287,931
5.00%, 1/01/22	290	309,607

Municipal Bonds	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB:
5.00%, 10/01/36	$5,000	$5,693,000
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 5.25%, 1/01/41	2,470	2,549,509
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	2,500	2,854,750
Vidant Health, 5.00%, 6/01/30	5,000	5,675,400
Vidant Health, 5.00%, 6/01/31	5,000	5,649,350
Vidant Health, 5.00%, 6/01/32	5,000	5,627,700
Vidant Health, 5.00%, 6/01/33	5,000	5,606,150
State of North Carolina, GO, Series A, 5.00%, 6/01/18	5,000	5,512,100
Town of Mooresville North Carolina, Special Assessment Bonds, 5.38%, 3/01/40 (a)	2,100	2,122,848

		65,552,396
Ohio — 1.5%
American Municipal Power Inc, Refunding RB, Prairie State Energy Campus Project, Series B, 5.00%, 2/15/34 (e)	5,000	5,559,300
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.88%, 6/01/47	35,250	30,367,522
6.50%, 6/01/47	2,500	2,315,125
City of Cleveland Ohio, Refunding RB, AMT, 5.70%, 12/01/19	7,440	7,502,050
Ohio University, RB, 5.59%, 12/01/14	5,900	6,279,842

		52,023,839
Oklahoma — 0.8%
County of Oklahoma Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.00%, 4/01/23	1,050	978,411
Oklahoma Capital Improvement Authority, GO, 3.00%, 1/01/16	6,245	6,259,926
Tulsa Airports Improvement Trust, Refunding RB, American Airlines Inc., AMT, 5.00%, 6/01/35 (b)	17,820	19,657,420

		26,895,757
Oregon — 0.6%
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A, 5.00%, 6/01/17	8,000	8,524,720
City of Portland Oregon, GO, Taxable Pension Obligation, Series D, 0.12%, 6/01/19 (b)	3,750	3,581,250
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	865	936,423
Tri-County Metropolitan Transportation District, RB, Series A, 5.00%, 10/01/19	5,825	6,615,919

		19,658,312
Pennsylvania — 3.1%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/21	5,000	5,766,900
City of Philadelphia Pennsylvania, Refunding RB, AMT, Series A, 5.00%, 6/15/18	5,000	5,456,800
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A:
5.63%, 7/01/36	4,045	4,356,627
5.63%, 7/01/42	1,675	1,794,109
County of Montgomery Pennsylvania IDA, RB, New Hampshire School III Properties Project, 6.50%, 10/01/37	2,000	2,022,940
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,350	2,552,594

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	39

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Lancaster County Hospital Authority, Refunding RB, St. Annes Retirement Community, 5.00%, 4/01/33	$1,575	$1,617,021
Montgomery County IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community Project, 5.38%, 1/01/50	4,865	4,884,703
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	10,000	11,083,400
Build America Bonds, Series B, 6.53%, 6/15/39	5,000	5,634,950
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/38	5,000	5,383,050
The Pennsylvania Rapid Bridge Replacement Project , AMT, 5.00%, 12/31/34	5,035	5,488,502
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/20	5,000	5,629,400
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/21	5,000	5,645,000
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 12/31/21	5,000	5,674,100
The Pennsylvania Rapid Bridge Replacement Project, AMT, 5.00%, 6/30/22	4,495	5,111,939
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypson Co., AMT, 5.50%, 11/01/44	3,250	3,349,125
PPL Energy Supply, Series A, 6.40%, 12/01/38	2,500	2,604,950
UPMC, Series A, 5.00%, 2/01/33	5,000	5,639,450
Pennsylvania HFA, RB, S/F Mortgage, Series 103-C, 4.38%, 4/01/18	1,160	1,163,909
Philadelphia Authority for Industrial Development, Refunding RB (g):
5.00%, 4/01/17	5,910	6,216,552
5.00%, 4/01/28	5,000	5,830,900
Susquehanna Area Regional Airport Authority, ARB, Series A, AMT, 5.00%, 1/01/27	3,100	3,368,615
Union County Higher Educational Facilities Financing Authority, RB, Series B, 5.00%, 4/01/30	2,225	2,632,642

		108,908,178
Rhode Island — 0.1%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 6/01/40	5,000	5,156,450
South Carolina — 1.3%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School District, 5.00%, 12/01/30	5,005	5,812,907
Richland County School District No. 1, GO, 5.00%, 3/01/17	8,200	8,656,822
Richland County School District No. 2, GO, Refunding, Series A, 5.00%, 2/01/23	5,000	6,088,000
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.25%, 8/15/46 (a)	1,580	1,581,264
South Carolina Ports Authority, RB, AMT, 5.00%, 7/01/45	5,000	5,486,550
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	5,000	6,347,200
South Carolina State Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/16	5,000	5,226,550
Spartanburg County School District No. 2, GO, 5.00%, 4/01/17	5,250	5,560,958

		44,760,251

Municipal Bonds	Par (000)	Value
Tennessee — 0.3%
Metropolitan Government of Nashville & Davidson County, GO, Refunding Series A, 5.00%, 7/01/18	$9,795	$10,827,197
Texas — 7.3%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	3,730	3,765,062
Arlington Higher Education Finance Corp., RB, Series A, 7.13%, 3/01/44	1,250	1,318,700
Central Texas Regional Mobility Authority, Refunding RB, Subordinate Lien, 5.00%, 1/01/23	500	556,980
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/37	5,000	5,495,500
City of Fort Worth Texas, Refunding, Series A, 5.00%, 3/01/27	5,000	5,156,050
City of Houston Texas Airport System, ARB, Series B-1, AMT, 5.00%, 7/15/35	7,400	7,768,668
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.50%, 7/15/30	1,000	1,159,670
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	3,000	3,456,570
Subordinate Lien, Series A, 5.00%, 7/01/23	5,000	5,839,050
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	13,000	13,975,520
City of Houston Texas Airport System, Refunding RB, Series C, AMT, 5.00%, 7/15/20	15,950	16,865,689
City of San Antonio Texas, GO, Refunding, 4.00%, 2/01/17	5,000	5,203,600
City of San Antonio Texas Airport System, RB, 5.00%, 7/01/40	5,000	5,503,450
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 5.75%, 1/01/28	500	562,035
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, 4.00%, 1/01/23	1,325	1,367,069
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	2,560	2,619,034
Dallas-Fort Worth International Airport, RB, Series A:
5.00%, 11/01/43	10,000	10,709,600
AMT, 5.00%, 11/01/45	10,000	10,695,500
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	2,145	2,148,260
Decatur Hospital Authority, Refunding RB, 5.25%, 9/01/44	1,880	2,009,288
El Paso County Hospital District, 5.00%, 8/15/43	10,000	10,787,900
Harris County, GO, Refunding Series B, 2.00%, 10/01/16	5,895	5,978,355
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Texas Children’s Hospital, 5.00%, 10/01/19	5,000	5,704,100
Lower Colorado River Authority, Refunding RB, 5.00%, 5/15/16	5,000	5,108,350
New Hope Cultural Education Facilities Corp., RB, Wesleyan Homes Inc. Project, 5.50%, 1/01/49	1,250	1,248,513
North Central Texas Health Facility Development Corp., Refunding RB, 5.00%, 8/15/32	5,015	5,718,203
Permanent University Fund, Refunding RB, Series B, 5.00%, 7/01/25	5,000	6,149,250
Red River Health Facilities Development Corp., MRB, Eden Home, Inc. Project, 5.63%, 12/15/22	2,570	2,388,198

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
Texas (continued)
Round Rock Independent School District, GO, Refunding, 3.00%, 8/01/16	$5,300	$5,398,792
San Angelo Independent School District, GO, Refunding, 5.00%, 2/15/25	5,000	6,077,400
State of Texas, GO, 5.00%, 4/01/17	12,450	13,187,414
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/28:	10,000	12,209,200
State of Texas, RB, 5.00%, 9/01/16:	10,000	10,355,400
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 4.75%, 11/15/35	640	633,472
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	10,000	9,268,000
Texas Municipal Gas Acquisition & Supply Corp. I, RB, Series D, 6.25%, 12/15/26	10,000	12,212,700
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/20	5,000	5,739,200
5.00%, 12/15/24	10,000	11,514,300
Texas Public Finance Authority, Refunding RB, 5.00%, 7/01/16	5,000	5,139,900
Texas Water Development Board, RB, Series A, 5.00%, 10/15/30	5,000	6,039,050
Town of Flower Mound Texas, Special Assessment Bonds, Riverwalk Public Improvement District No. 1, 6.75%, 9/01/43	2,000	2,057,840
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/16	5,000	5,167,950

		254,258,782
Utah — 0.8%
State of Utah, GO, Refunding:
Series A, 5.00%, 7/01/17	5,130	5,486,586
Series C, 5.00%, 7/01/18	15,425	17,062,981
Utah State Charter School Finance Authority, RB, Early Light Academy (a):
5.00%, 7/15/34	530	523,015
5.13%, 7/15/49	4,830	4,750,450

		27,823,032
Vermont — 0.3%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/23	1,000	1,210,710
Vermont Educational & Health Buildings Financing Agency, RB, Fletcher Allen Health Hospital, Series A, 4.75%, 12/01/36	10,000	10,214,400

		11,425,110
Virginia — 1.2%
Cherry Hill Community Development Authority, Special Assessment (a):
Bonds, 5.15%, 3/01/35	1,000	1,021,780
Potomac Shores Project, 5.40%, 3/01/45	2,000	2,043,200
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.00%, 7/01/22	1,320	1,348,354
Residential Care Facility, 5.00%, 7/01/47	1,985	2,020,134
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes:
5.00%, 6/01/22	625	712,781
5.00%, 6/01/23	420	473,059
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.00%, 3/01/23	1,000	991,250
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	2,985	2,991,358
5.00%, 3/01/45	3,060	3,031,879

Municipal Bonds	Par (000)	Value
Virginia (continued)
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	$905	$932,530
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	3,340	3,421,663
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/35	745	777,258
5.00%, 7/01/45	2,215	2,269,157
Virginia Commonwealth Transportation Board, Refunding RB, 5.00%, 5/15/17	6,950	7,393,271
Virginia Resolution Authority, Refunding RB, Series A, 5.00%, 10/01/17	5,170	5,574,811
Wise County Industrial Development Authority, RB, 1.88%, 11/01/40 (b)	5,000	5,039,400

		40,041,885
Washington — 2.6%
Energy Northwest, Refunding RB, Series A, 5.00%, 7/01/17	6,550	6,994,548
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.25%, 9/01/32	2,255	2,359,745
King County School District No. 403 Renton, GO, 5.00%, 12/01/16 (f)	13,200	13,804,560
King County Washington Sewer Revenue, RB, 5.75%, 1/01/18 (f)	5,000	5,503,300
Spokane County School District, Refunding, Series B, 5.00%, 12/01/25	10,000	12,531,700
State of Washington, GO:
5.00%, 2/01/35	5,000	5,813,650
5.00%, 8/01/36	5,000	5,829,200
5.00%, 8/01/38	10,000	11,567,500
5.00%, 8/01/39	5,000	5,774,700
Washington Health Care Facilities Authority, RB (AGC), 4.75%, 12/01/31	10,000	10,296,900
Washington State Housing Finance Commission, RB, Heron’s Key, Series A (a):
6.75%, 7/01/35	445	458,893
7.00%, 7/01/45	760	783,461
University of Washington, RB, Series A:
5.00%, 1/01/32	1,000	1,172,800
5.00%, 1/01/33	1,000	1,168,240
5.00%, 1/01/34	1,000	1,162,810
5.00%, 1/01/35	1,000	1,158,300
5.00%, 1/01/36	1,000	1,153,810
5.00%, 1/01/37	1,000	1,149,340
5.00%, 1/01/38	1,000	1,146,670
5.00%, 1/01/39	1,000	1,144,900
5.00%, 1/01/40	1,000	1,143,120

		92,118,147
West Virginia — 0.2%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	8,440	7,377,910
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
5.00%, 8/15/39	6,100	6,709,268
Mile Bluff Medical Center, 5.50%, 5/01/34	875	918,207
Mile Bluff Medical Center, 5.75%, 5/01/39	1,060	1,112,184
Wisconsin Housing & Economic Development Authority, Refunding RB, Series C, 3.88%, 11/01/35	5,000	5,041,200

		13,780,859
Total Municipal Bonds — 87.4%		3,037,362,829

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Arizona — 0.3%
Arizona State University, Refunding RB, Arizona State University System Board of Regents, Series A, 5.00%, 7/01/42	$10,000	$11,130,096
California — 5.8%
California Educational Facilities Authority, RB, California Institute of Technology, 5.00%, 11/01/39	10,000	11,239,784
California Health Facilities Financing Authority, RB, Series A:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 8/15/43	10,000	11,236,882
Stanford Hospital and Clinics, 5.00%, 8/15/51	10,000	10,877,000
Sutter Health, 5.00%, 8/15/52	10,000	10,991,100
California State Educational Facilities Authority, 5.00%, 9/01/45	10,490	12,079,629
California State Infrastructure Authority, 5.00%, 11/01/41	10,000	11,317,381
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco International Airport, Series A, AMT, 5.00%, 5/01/44	10,000	11,047,000
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,000	11,190,292
City of Los Angeles California Department of Airports, Refunding ARB, Series B, 5.00%, 5/15/35	10,000	11,534,665
City of Los Angeles California Department of Water & Power, RB, Series B, 5.00%, 7/01/43	10,000	11,478,200
City of San Francisco California Public Utilities Commission Water Revenue, RB, 5.00%, 11/01/37	10,000	11,259,194
County of Ventura California Public Financing Authority, Refunding RB, Series A:
5.00%, 11/01/38	8,450	9,600,106
5.00%, 11/01/43	8,530	9,630,188
Fresno California Unified School District, GO, 5.00%, 8/01/44	10,000	11,296,400
Manteca California Unified School District, 5.00%, 8/01/40	10,000	11,414,884
Port of Los Angeles California, Refunding RB, Harbor Department, Series A, AMT, 5.00%, 8/01/44	10,000	11,184,200
San Marcos Unified School District, GO, Election of 2010, Series C, 5.00%, 8/01/40	10,000	11,307,584
State of California, GO, Various Purposes, 5.00%, 4/01/43	10,000	11,350,100

		200,034,589
Delaware — 0.3%
County of New Castle Delaware, GO, Refunding, 5.00%, 10/01/45	10,000	11,701,481
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, RB, Sub-Lien, Series A, 5.00%, 10/01/44	10,000	11,282,800
Florida — 1.0%
Counties of Gainesville & Hall Florida Hospital Authority, Refunding RB, Northeast Georgia Health Systems Inc. Project, Series A, 5.50%, 8/15/54	10,000	11,699,600
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB (AGM), 5.00%, 7/01/42	10,000	11,117,500
Tampa Bay Water Utility System, RB, 5.00%, 10/01/38	10,000	11,305,000

		34,122,100
Georgia — 0.7%
City of Atlanta Georgia Wastewater Revenue, Refunding RB, 5.00%, 11/01/40	20,000	22,837,380

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Illinois — 0.3%
Illinois State Toll Highway Authority, 5.00%, 1/01/36	$10,000	$11,378,387
Maryland — 0.7%
City of Baltimore Maryland, RB, Series A, 5.00%, 7/01/43	10,000	11,311,286
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health, Series C, 5.00%, 5/15/43	10,000	11,025,300

		22,336,586
Massachusetts — 0.7%
Massachusetts Development Finance Agency, RB, Partners Healthcare System Issue, Series M-4, 5.00%, 7/01/44	10,000	11,019,500
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/44	10,000	11,436,900

		22,456,400
Minnesota — 0.3%
Western Minnesota Municipal Power Agency, RB, Series A, 5.00%, 1/01/46	10,000	11,235,281
Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, RB, BJC Health System, 5.00%, 1/01/44	10,000	11,227,778
Metropolitan St. Louis Sewer District, RB, Series B, 5.00%, 5/01/43	10,000	11,371,100

		22,598,878
Nevada — 0.3%
Las Vegas Valley Water District, GO, Series B, 5.00%, 6/01/37	10,000	11,401,900
New Jersey — 0.3%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/38	10,000	11,278,700
New York — 1.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	10,000	11,240,300
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/39	10,000	11,442,285
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 2/15/39	10,000	11,468,300
New York State Urban Development Corp, Refunding RB, Series A, 5.00%, 3/15/35	10,000	11,489,800
Port Authority of New York & New Jersey, 5.00%, 10/15/41	10,000	11,550,082

		57,190,767
North Carolina — 0.3%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, 5.00%, 10/01/55	10,000	11,426,572
Oklahoma — 0.3%
Oklahoma City Water Utilities Trust, Refunding RB, 5.00%, 7/01/45	10,000	11,574,000
Pennsylvania — 1.0%
General Authority of Southcentral Pennsylvania, Refunding RB, 5.00%, 6/01/44	10,000	11,063,868
Philadelphia Authority for Industrial Development Hospital, RB, The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	20,000	22,396,600

		33,460,468

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
South Carolina — 0.3%
City of Charleston South Carolina Waterworks & Sewer System Revenue, Refunding RB, 5.00%, 1/01/41	$10,000	$11,384,700
Tennessee — 0.3%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	10,000	10,992,400
Texas — 0.7%
State of Texas, GO, Refunding, Series A, 5.00%, 10/01/44	10,000	11,458,293
Tarrant Regional Water District, Refunding RB, 5.00%, 3/01/52	10,000	11,203,700

		22,661,993
Utah — 0.3%
Utah State Transit Authority, 5.00%, 6/15/38	10,000	11,639,692
Virginia — 0.7%
Fairfax County IDA, RB, Inova Health Systems Project, Series A, 5.00%, 5/15/44	10,000	11,222,100
University of Virginia, Refunding RB, Series A-2, 5.00%, 4/01/45	10,000	11,670,800

		22,892,900
Washington — 1.0%
State of Washington, 5.00%, 2/01/33	10,000	11,723,800
State of Washington, GO, Series A, 5.00%, 8/01/38	10,000	11,449,200
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series D, 5.00%, 10/01/38	10,000	11,236,282

		34,409,282
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health, Series D, 5.00%, 11/15/41	10,000	10,992,100

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 4/01/42	$10,000	$10,917,189

		21,909,289
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.8%		653,336,641

Investment Companies	Shares
United States — 0.4%
Market Vectors High Yield Municipal Index ETF	300,000	9,231,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	100,000	5,681,000
Total Investment Companies — 0.4%		14,912,000
Total Long-Term Investments (Cost — $3,673,065,809) — 107.2%		3,725,953,501

Short-Term Securities
FFI Institutional Tax-Exempt Fund, 0.02% (i)(j)	156,992,911	156,992,911
Total Short-Term Securities (Cost — $156,992,911) — 4.5%		156,992,911
Total Investments (Cost — $3,830,058,720) — 111.7%		3,882,946,412
Liabilities in Excess of Other Assets — (1.5)%		(53,191,231)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.2)%		(353,280,583)

Net Assets — 100.0%		$3,476,474,598

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of period end.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(f)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	When-issued security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	During the six months ended November 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Net Activity	Shares Held at November 30, 2015	Income
FFI Institutional Tax-Exempt Fund	224,412,618	(67,419,707)	156,992,911	$43,434

(j)	Represents the current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(2,054)	10-Year U.S. Treasury Note	March 2016	$259,702,625	$(1,419,583)
(655)	5-Year U.S. Treasury Note	March 2016	$77,735,196	(66,407)
(1,187)	Long U.S. Treasury Bond	March 2016	$182,798,000	(1,707,470)
(172)	Ultra U.S. Treasury Bond	March 2016	$27,251,250	(114,964)
Total				$(3,308,424)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation	[1]	—	—	—	—	$(3,308,424)	—	$(3,308,424)

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$2,103,629	—	$2,103,629

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$6,761,225	—	$6,761,225

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$16,354,063	[1]
Average notional value of contracts — short	$715,021,348
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$14,912,000	$3,711,041,501	—	$3,725,953,501
Short-Term Securities	156,992,911	—	—	156,992,911

Total	$171,904,911	$3,711,041,501	—	$3,882,946,412

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Interest rate contracts	$(3,308,424)	—	—	$(3,308,424)
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Schedule of Investments (concluded)	BlackRock Strategic Municipal Opportunities Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$7,916,800	—	—	$7,916,800
Liabilities:
Loan for TOB Trust Certificates		$(5,900,250)		(5,900,250)
TOB Trust Certificates	—	(353,244,706)	—	(353,244,706)

Total	$7,916,800	$(359,144,956)	—	$(351,228,156)

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	45

Statements of Assets and Liabilities

November 30, 2015 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$860,724,890	$273,672,851	$484,696,597	$3,725,953,501
Investments at value — affiliated[2]	60,379,504	4,905,181	4,296,730	156,992,911
Cash pledged for financial futures contracts	1,985,900	73,000	104,750	7,916,800
Receivables:
Interest	9,493,885	3,854,085	7,025,280	50,531,514
Investments sold	8,004,733	—	360,000	29,306,225
Capital shares sold	2,846,524	307,056	334,001	17,534,732
TOB trust	—	—	—	11,670,000
Variation margin receivable on financial futures contracts	—	78	—	—
Prepaid expenses	55,103	15,551	16,616	134,323

Total assets	943,490,539	282,827,802	496,833,974	4,000,040,006

Liabilities
Payables:
Investments purchased	5,794,462	1,981,432	7,036,140	147,429,653
Income dividends	1,122,818	415,567	952,979	2,470,556
Capital shares redeemed	458,318	545,609	686,285	7,183,557
Investment advisory fees	352,952	107,184	196,291	1,330,157
Service and distribution fees	126,394	46,046	43,653	352,526
Interest expense and fees	6,370	4,402	7,350	35,877
Officer’s and Trustees’ fees	1,038	434	964	5,529
Other accrued expenses	177,253	88,812	61,197	541,074
TOB trust	—	—	—	5,000,000
Variation margin payable on financial futures contracts	51,688	—	78	71,523

Total accrued liabilities	8,091,293	3,189,486	8,984,937	164,420,452

Other Liabilities
Loan for TOB Trust Certificates	—	—	—	5,900,250
TOB Trust Certificates	77,454,071	8,201,154	49,626,645	353,244,706

Total other liabilities	77,454,071	8,201,154	49,626,645	359,144,956

Total liabilities	85,545,364	11,390,640	58,611,582	523,565,408

Net Assets	$857,945,175	$271,437,162	$438,222,392	$3,476,474,598

Net Assets Consist of
Paid-in capital	$826,918,053	$258,166,271	$430,317,650	$3,440,982,955
Undistributed net investment income	670,511	989,022	761,661	574,474
Accumulated net realized loss	(20,291,365)	(6,910,151)	(28,508,544)	(14,662,099)
Net unrealized appreciation (depreciation)	50,647,976	19,192,020	35,651,625	49,579,268

Net Assets	$857,945,175	$271,437,162	$438,222,392	$3,476,474,598

[1] Investments at cost — unaffiliated	$809,744,533	$254,470,208	$449,030,420	$3,673,065,809
[2] Investments at cost — affiliated	$60,379,504	$4,905,181	$4,296,730	$156,992,911

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Assets and Liabilities (concluded)

November 30, 2015 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$374,467,376	$121,312,210	$311,559,387	$2,353,795,285

Shares outstanding, unlimited number of shares authorized, $0.10 par value	30,006,761	10,953,015	27,454,274	206,231,317

Net asset value	$12.48	$11.08	$11.35	$11.41

Service:
Net assets	—	$10,272,140	$977,758	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	—	927,393	86,060	—

Net asset value	—	$11.08	$11.36	—

Investor A:
Net assets	$250,408,141	$74,988,006	$74,548,122	$873,071,553

Shares outstanding, unlimited number of shares authorized, $0.10 par value	20,082,737	6,764,696	6,562,430	76,530,131

Net asset value	$12.47	$11.09	$11.36	$11.41

Investor A1:
Net assets	$142,087,303	$28,558,077	$16,260,674	$34,277,789

Shares outstanding, unlimited number of shares authorized, $0.10 par value	11,385,743	2,575,389	1,430,678	3,003,783

Net asset value	$12.48	$11.09	$11.37	$11.41

Investor C:
Net assets	$75,283,703	$28,453,222	$30,245,579	$215,329,971

Shares outstanding, unlimited number of shares authorized, $0.10 par value	6,032,253	2,569,738	2,662,949	18,867,827

Net asset value	$12.48	$11.07	$11.36	$11.41

Investor C1:
Net assets	$15,698,652	$7,853,507	$4,630,872	—

Shares outstanding, unlimited number of shares authorized, $0.10 par value	1,257,818	709,117	408,062	—

Net asset value	$12.48	$11.08	$11.35	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	47

Statements of Operations

Six Months Ended November 30, 2015 (Unaudited)	BlackRock California Municipal Opportunities Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund

Investment Income
Interest	$15,993,309	$5,872,993	$10,650,598	$57,813,131
Dividends	—	—	—	354,236
Interest — affiliated	8	205	476	43,434

Total income	15,993,317	5,873,198	10,651,074	58,210,801

Expenses
Investment advisory	2,074,332	734,922	1,205,506	8,619,909
Service — Service	—	13,168	1,644	—
Service — Investor A	253,399	91,133	91,388	1,028,423
Service — Investor A1	71,363	14,526	8,221	17,049
Service and distribution — Investor B	124	—	—	—
Service and distribution — Investor C	356,518	142,434	148,892	1,044,605
Service and distribution — Investor C1	47,314	23,672	13,972	—
Transfer agent — Institutional	48,463	80,799	258,658	604,116
Transfer agent — Service	—	6,870	1,334	—
Transfer agent — Investor A	19,578	20,239	26,861	130,009
Transfer agent — Investor A1	25,870	6,799	5,107	7,695
Transfer agent — Investor B	63	—	—	—
Transfer agent — Investor C	14,380	7,180	7,656	49,360
Transfer agent — Investor C1	3,277	1,740	1,259	—
Professional	102,729	49,304	51,933	98,571
Accounting services	73,245	30,713	48,335	247,497
Registration	46,976	13,870	14,975	213,286
Printing	32,148	12,881	14,213	30,554
Custodian	16,492	8,425	13,006	63,728
Officer and Trustees	14,250	11,229	12,420	31,597
Miscellaneous	22,236	17,847	16,736	54,500
Recoupment of past waived and/or reimbursed fees — class specific	242	—	—	—

Total expenses excluding interest expense and fees	3,222,999	1,287,751	1,942,116	12,240,899
Interest expense and fees[1]	287,580	33,397	162,336	1,338,766

Total expenses	3,510,579	1,321,148	2,104,452	13,579,665
Less:
Fees waived by the Manager	(118,832)	(90,495)	(1,531)	(817,020)
Transfer agent fees waived and/or reimbursed — class specific	(31,021)	(34,575)	(159,033)	—

Total expenses after fees waived and/or reimbursed	3,360,726	1,196,078	1,943,888	12,762,645

Net investment income	12,632,591	4,677,120	8,707,186	45,448,156

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	202,910	(210,199)	136,426	(14,472,752)
Financial futures contracts	(1,233,167)	(35,177)	60,391	2,103,629

	(1,030,257)	(245,376)	196,817	(12,369,123)

Net change in unrealized appreciation (depreciation) on:
Investments	9,317,664	1,866,522	1,219,562	57,951,001
Financial futures contracts	1,920,076	54,609	68,354	6,761,225

	11,237,740	1,921,131	1,287,916	64,712,226

Net realized and unrealized gain	10,207,483	1,675,755	1,484,733	52,343,103

Net Increase in Net Assets Resulting from Operations	$22,840,074	$6,352,875	$10,191,919	$97,791,259

[1] Related to TOB Trusts.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Changes in Net Assets

	BlackRock California Municipal Opportunities Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$12,632,591	$20,363,497
Net realized gain (loss)	(1,030,257)	6,876,281
Net change in unrealized appreciation (depreciation)	11,237,740	(3,874,417)

Net increase in net assets resulting from operations	22,840,074	23,365,361

Distributions to Shareholders[1]
From net investment income:
Institutional	(5,801,714)	(8,584,705)
Investor A	(3,291,382)	(4,451,295)
Investor A1	(2,397,829)	(5,127,642)
Investor B	(720)	(17,497)
Investor C	(886,833)	(1,664,851)
Investor C1	(225,086)	(483,987)

Decrease in net assets resulting from distributions to shareholders	(12,603,564)	(20,329,977)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	125,506,717	162,401,511

Net Assets
Total increase in net assets	135,743,227	165,436,895
Beginning of period	722,201,948	556,765,053

End of period	$857,945,175	$722,201,948

Undistributed net investment income, end of period	$670,511	$641,484

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	49

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$4,677,120	$8,958,964
Net realized loss	(245,376)	(311,591)
Net change in unrealized appreciation (depreciation)	1,921,131	(1,957,269)

Net increase in net assets resulting from operations	6,352,875	6,690,104

Distributions to Shareholders[1]
From net investment income:
Institutional	(2,156,495)	(4,127,196)
Service	(186,191)	(642,597)
Investor A	(1,285,272)	(2,042,667)
Investor A1	(528,469)	(1,120,575)
Investor C	(391,707)	(756,002)
Investor C1	(123,462)	(258,085)

Decrease in net assets resulting from distributions to shareholders	(4,671,596)	(8,947,122)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,195,740	29,319,393

Net Assets
Total increase in net assets	5,877,019	27,062,375
Beginning of period	265,560,143	238,497,768

End of period	$271,437,162	$265,560,143

Undistributed net investment income, end of period	$989,022	$983,498

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Statements of Changes in Net Assets

	BlackRock Pennsylvania Municipal Bond Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$8,707,186	$16,894,102
Net realized gain	196,817	1,030,431
Net change in unrealized appreciation (depreciation)	1,287,916	2,363,474

Net increase in net assets resulting from operations	10,191,919	20,288,007

Distributions to Shareholders[1]
From net investment income:
Institutional	(6,380,840)	(12,633,797)
Service	(26,250)	(311,235)
Investor A	(1,419,010)	(2,307,571)
Investor A1	(332,364)	(685,948)
Investor C	(460,693)	(811,404)
Investor C1	(81,828)	(178,034)

Decrease in net assets resulting from distributions to shareholders	(8,700,985)	(16,927,989)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,774,999)	19,339,905

Net Assets
Total increase (decrease) in net assets	(7,284,065)	22,699,923
Beginning of period	445,506,457	422,806,534

End of period	$438,222,392	$445,506,457

Undistributed net investment income, end of period	$761,661	$755,460

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	51

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Opportunities Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$45,448,156	$63,640,370
Net realized gain (loss)	(12,369,123)	2,346,854
Net change in unrealized appreciation (depreciation)	64,712,226	(40,633,690)

Net increase in net assets resulting from operations	97,791,259	25,353,534

Distributions to Shareholders[1]
From net investment income:
Institutional	(31,849,907)	(44,989,782)
Investor A	(10,919,100)	(14,289,781)
Investor A1	(476,302)	(960,809)
Investor C	(1,974,439)	(3,030,578)
From net realized gain:
Institutional	—	(5,181,091)
Investor A	—	(1,756,714)
Investor A1	—	(112,733)
Investor C	—	(544,597)

Decrease in net assets resulting from distributions to shareholders	(45,219,748)	(70,866,085)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	195,671,997	1,877,821,358

Net Assets
Total increase in net assets	248,243,508	1,832,308,807
Beginning of period	3,228,231,090	1,395,922,283

End of period	$3,476,474,598	$3,228,231,090

Undistributed net investment income, end of period	$574,474	$346,066

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights	BlackRock California Municipal Opportunities Fund

	Institutional							Investor A
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.33		$12.22	$12.54	$12.48	$11.20	$11.54	$12.32		$12.21	$12.53	$12.47	$11.19	$11.53

Net investment income[1]	0.21		0.43	0.47	0.45	0.53	0.55	0.20		0.40	0.45	0.42	0.49	0.53
Net realized and unrealized gain (loss)	0.15		0.11	(0.22)	0.09	1.28	(0.34)	0.15		0.11	(0.23)	0.09	1.29	(0.35)

Net increase from investment operations	0.36		0.54	0.25	0.54	1.81	0.21	0.35		0.51	0.22	0.51	1.78	0.18

Distributions:[2]
From net investment income	(0.21)		(0.43)	(0.47)	(0.46)	(0.53)	(0.55)	(0.20)		(0.40)	(0.44)	(0.43)	(0.50)	(0.52)
From net realized gain	—		—	(0.10)	(0.02)	—	—	—		—	(0.10)	(0.02)	—	—

Total distributions	(0.21)		(0.43)	(0.57)	(0.48)	(0.53)	(0.55)	(0.20)		(0.40)	(0.54)	(0.45)	(0.50)	(0.52)

Net asset value, end of period	$12.48		$12.33	$12.22	$12.54	$12.48	$11.20	$12.47		$12.32	$12.21	$12.53	$12.47	$11.19

Total Return[3]
Based on net asset value	2.98%	[4]	4.46%	2.31%	4.26%	16.55%	1.89%	2.87%	[4]	4.25%	2.13%	4.02%	16.29%	1.65%

Ratios to Average Net Assets
Total expenses	0.73%	[5]	0.73%	0.81%	0.73%	0.78%	0.83%	0.97%	[5,6]	0.95%	0.99%	0.96%	1.01%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69%	[5]	0.68%	0.81%	0.72%	0.78%	0.83%	0.92%	[5]	0.88%	0.99%	0.96%	1.01%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.62%	[5]	0.64%	0.73%	0.65%	0.68%	0.70%	0.84%	[5]	0.84%	0.91%	0.88%	0.91%	0.94%

Net investment income	3.41%	[5]	3.49%	3.96%	3.54%	4.44%	4.90%	3.19%	[5]	3.28%	3.79%	3.32%	4.19%	4.66%

Supplemental Data
Net assets, end of period (000)	$374,467		$315,431	$206,904	$293,150	$174,726	$87,977	$250,408		$178,774	$111,545	$166,056	$117,051	$56,575

Borrowings outstanding, end of period (000)	$77,454		$69,453	$23,653	$101,940	$64,129	$59,468	$77,454		$69,453	$23,653	$101,940	$64,129	$59,468

Portfolio turnover rate	34%		70%	33%	51%	42%	41%	34%		70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact on the expense ratios.

[7]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	53

Financial Highlights (continued)	BlackRock California Municipal Opportunities Fund

	Investor A1							Investor C
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.33		$12.23	$12.54	$12.48	$11.20	$11.54	$12.33		$12.23	$12.54	$12.48	$11.20	$11.54

Net investment income[1]	0.20		0.42	0.46	0.44	0.52	0.54	0.15		0.31	0.36	0.32	0.41	0.44
Net realized and unrealized gain (loss)	0.16		0.10	(0.21)	0.09	1.28	(0.34)	0.15		0.10	(0.21)	0.09	1.29	(0.34)

Net increase from investment operations	0.36		0.52	0.25	0.53	1.80	0.20	0.30		0.41	0.15	0.41	1.70	0.10

Distributions:[2]
From net investment income	(0.21)		(0.42)	(0.46)	(0.45)	(0.52)	(0.54)	(0.15)		(0.31)	(0.36)	(0.33)	(0.42)	(0.44)
From net realized gain	—		—	(0.10)	(0.02)	—	—	—		—	(0.10)	(0.02)	—	—

Total distributions	(0.21)		(0.42)	(0.56)	(0.47)	(0.52)	(0.54)	(0.15)		(0.31)	(0.46)	(0.35)	(0.42)	(0.44)

Net asset value, end of period	$12.48		$12.33	$12.23	$12.54	$12.48	$11.20	$12.48		$12.33	$12.23	$12.54	$12.48	$11.20

Total Return[3]
Based on net asset value	2.93%	[4]	4.29%	2.36%	4.17%	16.45%	1.82%	2.48%	[4]	3.38%	1.44%	3.23%	15.42%	0.91%

Ratios to Average Net Assets
Total expenses	0.83%	[5]	0.81%	0.84%	0.82%	0.87%	0.91%	1.74%	[5,6]	1.72%	1.75%	1.73%	1.76%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.80%	[5]	0.77%	0.84%	0.81%	0.86%	0.91%	1.68%	[5]	1.64%	1.75%	1.72%	1.76%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.73%	[5]	0.73%	0.76%	0.74%	0.77%	0.78%	1.60%	[5]	1.60%	1.67%	1.64%	1.66%	1.68%

Net investment income	3.30%	[5]	3.39%	3.94%	3.48%	4.42%	4.81%	2.43%	[5]	2.52%	3.03%	2.56%	3.45%	3.91%

Supplemental Data
Net assets, end of period (000)	$142,087		$143,879	$154,845	$177,677	$183,008	$169,576	$75,284		$67,789	$65,203	$92,635	$63,515	$30,434

Borrowings outstanding, end of period (000)	$77,454		$69,453	$23,653	$101,940	$64,129	$59,468	$77,454		$69,453	$23,653	$101,940	$64,129	$59,468

Portfolio turnover rate	34%		70%	33%	51%	42%	41%	34%		70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact on the expense ratios.

[7]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (concluded)	BlackRock California Municipal Opportunities Fund

	Investor C1
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.33		$12.23	$12.54	$12.48	$11.20	$11.54

Net investment income[1]	0.17		0.36	0.40	0.38	0.46	0.49
Net realized and unrealized gain (loss)	0.16		0.10	(0.21)	0.09	1.28	(0.35)

Net increase from investment operations	0.33		0.46	0.19	0.47	1.74	0.14

Distributions:[2]
From net investment income	(0.18)		(0.36)	(0.40)	(0.39)	(0.46)	(0.48)
From net realized gain	—		—	(0.10)	(0.02)	—	—

Total distributions	(0.18)		(0.36)	(0.50)	(0.41)	(0.46)	(0.48)

Net asset value, end of period	$12.48		$12.33	$12.23	$12.54	$12.48	$11.20

Total Return[3]
Based on net asset value	2.67%	[4]	3.76%	1.85%	3.65%	15.87%	1.31%

Ratios to Average Net Assets
Total expenses	1.34%	[5]	1.32%	1.34%	1.32%	1.37%	1.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31%	[5]	1.27%	1.34%	1.31%	1.37%	1.40%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.23%	[5]	1.23%	1.26%	1.24%	1.27%	1.28%

Net investment income	2.80%	[5]	2.89%	3.44%	2.98%	3.93%	4.29%

Supplemental Data
Net assets, end of period (000)	$15,699		$15,873	$17,320	$22,054	$24,486	$24,195

Borrowings outstanding, end of period (000)	$77,454		$69,453	$23,653	$101,940	$64,129	$59,468

Portfolio turnover rate	34%		70%	33%	51%	42%	41%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	55

Financial Highlights	BlackRock New Jersey Municipal Bond Fund

	Institutional								Service
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012		2011			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.01		$11.09	$11.22	$11.26	$10.18		$10.45	$11.01		$11.09	$11.22	$11.26	$10.17		$10.45

Net investment income[1]	0.20		0.41	0.43	0.43	0.45		0.48	0.19		0.39	0.42	0.41	0.43		0.46
Net realized and unrealized gain (loss)	0.07		(0.08)	(0.13)	(0.02)	1.09		(0.27)	0.07		(0.08)	(0.14)	(0.01)	1.10		(0.28)

Net increase from investment operations	0.27		0.33	0.30	0.41	1.54		0.21	0.26		0.31	0.28	0.40	1.53		0.18

Distributions from net investment income[2]	(0.20)		(0.41)	(0.43)	(0.45)	(0.46)		(0.48)	(0.19)		(0.39)	(0.41)	(0.44)	(0.44)		(0.46)

Net asset value, end of period	$11.08		$11.01	$11.09	$11.22	$11.26		$10.18	$11.08		$11.01	$11.09	$11.22	$11.26		$10.17

Total Return[3]
Based on net asset value	2.48%	[4]	2.93%	2.89%	3.56%	15.41%		2.10%	2.42%	[4]	2.83%	2.78%	3.47%	15.31%		1.76%

Ratios to Average Net Assets
Total expenses	0.82%	[5]	0.84%	0.83%	0.83%	0.82%		0.83%	1.06%	[5]	1.04%	1.04%	1.03%	1.02%		1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	[5]	0.77%	0.79%	0.79%	0.68%		0.62%	0.86%	[5]	0.86%	0.90%	0.89%	0.88%		0.86%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.73%	[5,6]	0.74% [6]	0.76% [6]	0.78% [6]	0.68%	[6]	0.62%	0.84%	[5,6]	0.84% [6]	0.87% [6]	0.87% [6]	0.87%	[6]	0.86%

Net investment income	3.61%	[5]	3.62%	4.04%	3.74%	4.19%		4.72%	3.50%	[5]	3.53%	3.94%	3.64%	4.00%		4.50%

Supplemental Data
Net assets, end of period (000)	$121,312		$115,135	$109,182	$120,851	$119,558		$114,377	$10,272		$17,654	$17,881	$19,388	$14,375		$12,804

Borrowings outstanding, end of period (000)	$8,201		$7,231	$7,231	$7,610	$3,860		$—	$8,201		$7,231	$7,231	$7,610	$3,860		—

Portfolio turnover rate	5%		14%	12%	8%	18%		14%	5%		14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (continued)	BlackRock New Jersey Municipal Bond Fund

	Investor A								Investor A1
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012		2011			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.02		$11.10	$11.23	$11.27	$10.19		$10.46	$11.02		$11.10	$11.23	$11.27	$10.19		$10.46

Net investment income[1]	0.19		0.39	0.42	0.41	0.43		0.46	0.20		0.41	0.43	0.43	0.44		0.48
Net realized and unrealized gain (loss)	0.07		(0.08)	(0.14)	(0.01)	1.09		(0.27)	0.07		(0.08)	(0.13)	(0.02)	1.09		(0.28)

Net increase from investment operations	0.26		0.31	0.28	0.40	1.52		0.19	0.27		0.33	0.30	0.41	1.53		0.20

Distributions from net investment income[2]	(0.19)		(0.39)	(0.41)	(0.44)	(0.44)		(0.46)	(0.20)		(0.41)	(0.43)	(0.45)	(0.45)		(0.47)

Net asset value, end of period	$11.09		$11.02	$11.10	$11.23	$11.27		$10.19	$11.09		$11.02	$11.10	$11.23	$11.27		$10.19

Total Return[3]
Based on net asset value	2.42%	[4]	2.83%	2.78%	3.47%	15.18%		1.86%	2.48%	[4]	2.95%	2.93%	3.62%	15.35%		2.02%

Ratios to Average Net Assets
Total expenses	0.99%	[5]	0.98%	0.99%	0.97%	0.95%		0.96%	0.83%	[5]	0.83%	0.83%	0.82%	0.82%		0.81%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87%	[5]	0.86%	0.90%	0.89%	0.88%		0.87%	0.75%	[5]	0.74%	0.75%	0.74%	0.73%		0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	0.84%	[5,6]	0.84% [6]	0.87% [6]	0.87% [6]	0.87%	[6]	0.87%	0.72%	[5,6]	0.72% [6]	0.72% [6]	0.72% [6]	0.72%	[6]	0.71%

Net investment income	3.50%	[5]	3.52%	3.93%	3.64%	3.98%		4.48%	3.62%	[5]	3.65%	4.09%	3.80%	4.14%		4.64%

Supplemental Data
Net assets, end of period (000)	$74,988		$66,469	$45,073	$53,521	$37,824		$27,441	$28,558		$29,707	$31,338	$34,941	$36,387		$33,063

Borrowings outstanding, end of period (000)	$8,201		$7,231	$7,231	$7,610	$3,860		—	$8,201		$7,231	$7,231	$7,610	$3,860		—

Portfolio turnover rate	5%		14%	12%	8%	18%		14%	5%		14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	57

Financial Highlights (concluded)	BlackRock New Jersey Municipal Bond Fund

	Investor C								Investor C1
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012		2011			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.00		$11.08	$11.21	$11.25	$10.17		$10.45	$11.01		$11.09	$11.22	$11.26	$10.17		$10.45

Net investment income[1]	0.15		0.31	0.34	0.33	0.34		0.38	0.17		0.35	0.38	0.38	0.39		0.42
Net realized and unrealized gain (loss)	0.07		(0.08)	(0.14)	(0.02)	1.09		(0.28)	0.07		(0.08)	(0.13)	(0.02)	1.10		(0.28)

Net increase from investment operations	0.22		0.23	0.20	0.31	1.43		0.10	0.24		0.27	0.25	0.36	1.49		0.14

Distributions from net investment income[2]	(0.15)		(0.31)	(0.33)	(0.35)	(0.35)		(0.38)	(0.17)		(0.35)	(0.38)	(0.40)	(0.40)		(0.42)

Net asset value, end of period	$11.07		$11.00	$11.08	$11.21	$11.25		$10.17	$11.08		$11.01	$11.09	$11.22	$11.26		$10.17

Total Return[3]
Based on net asset value	2.03%	[4]	2.04%	1.99%	2.68%	14.33%		0.98%	2.22%	[4]	2.43%	2.41%	3.10%	14.89%		1.40%

Ratios to Average Net Assets
Total expenses	1.74%	[5]	1.73%	1.73%	1.72%	1.71%		1.71%	1.33%	[5]	1.33%	1.32%	1.32%	1.31%		1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64%	[5]	1.63%	1.67%	1.66%	1.65%		1.64%	1.25%	[5]	1.25%	1.26%	1.25%	1.24%		1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.61%	[5,6]	1.61% [6]	1.64% [6]	1.64% [6]	1.64%	[6]	1.64%	1.23%	[5,6]	1.23% [6]	1.23% [6]	1.23% [6]	1.23%	[6]	1.22%

Net investment income	2.73%	[5]	2.75%	3.16%	2.87%	3.22%		3.71%	3.11%	[5]	3.14%	3.58%	3.29%	3.65%		4.14%

Supplemental Data
Net assets, end of period (000)	$28,453		$28,614	$26,429	$30,139	$22,635		$17,639	$7,854		$7,981	$8,594	$10,070	$11,228		$12,948

Borrowings outstanding, end of period (000)	$8,201		$7,231	$7,231	$7,610	$3,860		—	$8,201		$7,231	$7,231	$7,610	$3,860		—

Portfolio turnover rate	5%		14%	12%	8%	18%		14%	5%		14%	12%	8%	18%		14%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights	BlackRock Pennsylvania Municipal Bond Fund

	Institutional							Service
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.31		$11.21	$11.54	$11.60	$10.62	$10.93	$11.31		$11.22	$11.54	$11.60	$10.62	$10.93

Net investment income[1]	0.23		0.46	0.47	0.49	0.51	0.52	0.21		0.44	0.45	0.46	0.48	0.49
Net realized and unrealized gain (loss)	0.04		0.10	(0.33)	(0.06)	0.98	(0.31)	0.06		0.09	(0.32)	(0.05)	0.98	(0.30)

Net increase from investment operations	0.27		0.56	0.14	0.43	1.49	0.21	0.27		0.53	0.13	0.41	1.46	0.19

Distributions from net investment income[2]	(0.23)		(0.46)	(0.47)	(0.49)	(0.51)	(0.52)	(0.22)		(0.44)	(0.45)	(0.47)	(0.48)	(0.50)

Net asset value, end of period	$11.35		$11.31	$11.21	$11.54	$11.60	$10.62	$11.36		$11.31	$11.22	$11.54	$11.60	$10.62

Total Return[3]
Based on net asset value	2.41%	[4]	5.02%	1.50%	3.71%	14.29%	1.99%	2.41%	[4]	4.73%	1.41%	3.53%	14.05%	1.81%

Ratios to Average Net Assets
Total expenses	0.87%	[5]	0.87%	0.87%	0.92%	0.91%	0.91%	1.14%	[5]	1.04%	1.04%	1.10%	1.10%	1.08%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	[5]	0.78%	0.78%	0.82%	0.78%	0.71%	0.96%	[5]	0.96%	0.96%	1.00%	0.99%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.71%	[5]	0.71%	0.71%	0.71%	0.67%	0.62%	0.89%	[5]	0.89%	0.89%	0.89%	0.89%	0.82%

Net investment income	4.00%	[5]	4.01%	4.39%	4.16%	4.58%	4.86%	3.80%	[5]	3.83%	4.20%	3.97%	4.34%	4.71%

Supplemental Data
Net assets, end of period (000)	$311,559		$321,896	$311,954	$397,618	$403,032	$387,251	$978		$8,636	$7,422	$7,973	$3,912	$2,648

Borrowings outstanding, end of period (000)	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102

Portfolio turnover rate	10%		18%	11%	10%	24%	25%	10%		18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	59

Financial Highlights (continued)	BlackRock Pennsylvania Municipal Bond Fund

	Investor A							Investor A1
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.32		$11.23	$11.55	$11.61	$10.63	$10.94	$11.33		$11.23	$11.55	$11.61	$10.63	$10.94

Net investment income[1]	0.22		0.44	0.46	0.46	0.49	0.49	0.23		0.46	0.47	0.49	0.51	0.51
Net realized and unrealized gain (loss)	0.04		0.09	(0.33)	(0.05)	0.97	(0.31)	0.04		0.10	(0.32)	(0.06)	0.97	(0.31)

Net increase from investment operations	0.26		0.53	0.13	0.41	1.46	0.18	0.27		0.56	0.15	0.43	1.48	0.20

Distributions from net investment income[2]	(0.22)		(0.44)	(0.45)	(0.47)	(0.48)	(0.49)	(0.23)		(0.46)	(0.47)	(0.49)	(0.50)	(0.51)

Net asset value, end of period	$11.36		$11.32	$11.23	$11.55	$11.61	$10.63	$11.37		$11.33	$11.23	$11.55	$11.61	$10.63

Total Return[3]
Based on net asset value	2.32%	[4]	4.73%	1.41%	3.53%	14.04%	1.76%	2.40%	[4]	5.00%	1.57%	3.69%	14.22%	1.94%

Ratios to Average Net Assets
Total expenses	1.03%	[5]	1.02%	1.02%	1.06%	1.03%	1.02%	0.86%	[5]	0.86%	0.86%	0.89%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%	[5]	0.96%	0.96%	1.00%	0.99%	0.94%	0.80%	[5]	0.80%	0.80%	0.84%	0.83%	0.76%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	0.89%	[5]	0.89%	0.89%	0.89%	0.89%	0.85%	0.73%	[5]	0.73%	0.73%	0.73%	0.73%	0.67%

Net investment income	3.83%	[5]	3.83%	4.20%	3.97%	4.36%	4.63%	3.99%	[5]	4.00%	4.37%	4.14%	4.52%	4.81%

Supplemental Data
Net assets, end of period (000)	$74,548		$64,720	$55,500	$61,553	$42,275	$33,779	$16,261		$16,548	$17,823	$21,169	$22,677	$20,940

Borrowings outstanding, end of period (000)	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102

Portfolio turnover rate	10%		18%	11%	10%	24%	25%	10%		18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Pennsylvania Municipal Bond Fund

	Investor C							Investor C1
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.32		$11.22	$11.55	$11.61	$10.63	$10.94	$11.31		$11.21	$11.54	$11.60	$10.62	$10.93

Net investment income[1]	0.17		0.35	0.37	0.37	0.39	0.41	0.19		0.39	0.42	0.42	0.45	0.46
Net realized and unrealized gain (loss)	0.05		0.10	(0.33)	(0.05)	0.99	(0.31)	0.05		0.10	(0.34)	(0.05)	0.97	(0.31)

Net increase from investment operations	0.22		0.45	0.04	0.32	1.38	0.10	0.24		0.49	0.08	0.37	1.42	0.15

Distributions from net investment income[2]	(0.18)		(0.35)	(0.37)	(0.38)	(0.40)	(0.41)	(0.20)		(0.39)	(0.41)	(0.43)	(0.44)	(0.46)

Net asset value, end of period	$11.36		$11.32	$11.22	$11.55	$11.61	$10.63	$11.35		$11.31	$11.21	$11.54	$11.60	$10.62

Total Return[3]
Based on net asset value	1.92%	[4]	4.01%	0.53%	2.73%	13.15%	0.94%	2.13%	[4]	4.45%	0.95%	3.15%	13.63%	1.42%

Ratios to Average Net Assets
Total expenses	1.76%	[5]	1.75%	1.76%	1.79%	1.80%	1.78%	1.36%	[5]	1.35%	1.35%	1.37%	1.38%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75%	[5]	1.74%	1.75%	1.78%	1.78%	1.76%	1.33%	[5]	1.33%	1.33%	1.37%	1.36%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[6]	1.68%	[5]	1.68%	1.67%	1.67%	1.68%	1.66%	1.26%	[5]	1.26%	1.26%	1.26%	1.26%	1.18%

Net investment income	3.04%	[5]	3.04%	3.42%	3.20%	3.56%	3.82%	3.45%	[5]	3.46%	3.84%	3.62%	3.99%	4.29%

Supplemental Data
Net assets, end of period (000)	$30,246		$28,972	$24,647	$32,733	$24,714	$16,603	$4,631		$4,735	$5,460	$7,386	$7,988	$7,989

Borrowings outstanding, end of period (000)	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102	$49,627		$46,127	$46,127	$81,102	$80,452	$68,102

Portfolio turnover rate	10%		18%	11%	10%	24%	25%	10%		18%	11%	10%	24%	25%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	61

Financial Highlights	BlackRock Strategic Municipal Opportunities Fund

	Institutional								Investor A
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015		2014	2013	2012	2011			2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.24		$11.35		$11.41	$11.36	$10.52	$10.50	$11.23		$11.35		$11.41	$11.36	$10.51	$10.50

Net investment income[1]	0.16		0.32		0.32	0.35	0.40	0.41	0.15		0.28		0.30	0.32	0.37	0.38
Net realized and unrealized gain (loss)	0.17		(0.07)		0.04	0.11	0.83	0.02	0.18		(0.07)		0.03	0.11	0.85	0.01

Net increase from investment operations	0.33		0.25		0.36	0.46	1.23	0.43	0.33		0.21		0.33	0.43	1.22	0.39

Distributions:[2]
From net investment income	(0.16)		(0.32)		(0.33)	(0.36)	(0.39)	(0.41)	(0.15)		(0.29)		(0.30)	(0.33)	(0.37)	(0.38)
From net realized gain	—		(0.04)		(0.09)	(0.05)	—	—	—		(0.04)		(0.09)	(0.05)	—	—

Total distributions	(0.16)		(0.36)		(0.42)	(0.41)	(0.39)	(0.41)	(0.15)		(0.33)		(0.39)	(0.38)	(0.37)	(0.38)

Net asset value, end of period	$11.41		$11.24		$11.35	$11.41	$11.36	$10.52	$11.41		$11.23		$11.35	$11.41	$11.36	$10.51

Total Return[3]
Based on net asset value	2.98%	[4]	2.13%		3.28%	4.02%	11.91%	4.10%	2.96%	[4]	1.81%		3.04%	3.75%	11.76%	3.75%

Ratios to Average Net Assets
Total expenses	0.71%	[5,6]	0.69%	[5]	0.73%	0.70%	0.70%	0.72%	0.94%	[5,6]	0.92%	[5]	0.96%	0.96%	0.94%	0.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.66%	[5,6]	0.64%	[5]	0.68%	0.65%	0.65%	0.67%	0.89%	[5,6]	0.87%	[5]	0.91%	0.91%	0.89%	0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.58%	[5,6]	0.59%	[5]	0.65%	0.62%	0.64%	0.66%	0.81%	[5,6]	0.82%	[5]	0.88%	0.88%	0.88%	0.90%

Net investment income	2.83%	[5,6]	2.82%	[5]	2.95%	3.04%	3.61%	3.86%	2.65%	[5,6]	2.59%	[5]	2.73%	2.77%	3.37%	3.63%

Supplemental Data
Net assets, end of period (000)	$2,353,795		$2,186,540		$953,869	$425,281	$256,517	$164,130	$873,072		$801,753		$283,506	$238,482	$139,600	$67,194

Borrowings outstanding, end of period (000)	$359,145		$298,790		$130,985	$35,179	$18,574	$500	$359,145		$298,790		$130,985	$35,179	$18,574	$500

Portfolio turnover rate	77%		185%		200%	17%	15%	30%	77%		185%		200%	17%	15%	30%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	For the six months ended November 30, 2015 and the year ended May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01% and 0.01%, respectively.

[6]	Annualized.

[7]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Financial Highlights (concluded)	BlackRock Strategic Municipal Opportunities Fund

	Investor A1								Investor C
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015		2014	2013	2012	2011			2015		2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.23		$11.35		$11.41	$11.36	$10.51	$10.50	$11.23		$11.35		$11.41	$11.36	$10.52	$10.50

Net investment income[1]	0.15		0.31		0.32	0.34	0.38	0.39	0.11		0.20		0.22	0.23	0.28	0.30
Net realized and unrealized gain (loss)	0.19		(0.09)		0.03	0.11	0.85	0.01	0.18		(0.08)		0.03	0.11	0.84	0.02

Net increase from investment operations	0.34		0.22		0.35	0.45	1.23	0.40	0.29		0.12		0.25	0.34	1.12	0.32

Distributions:[2]
From net investment income	(0.16)		(0.30)		(0.32)	(0.35)	(0.38)	(0.39)	(0.11)		(0.20)		(0.22)	(0.24)	(0.28)	(0.30)
From net realized gain	—		(0.04)		(0.09)	(0.05)	—	—	—		(0.04)		(0.09)	(0.05)	—	—

Total distributions	(0.16)		(0.34)		(0.41)	(0.40)	(0.38)	(0.39)	(0.11)		(0.24)		(0.31)	(0.29)	(0.28)	(0.30)

Net asset value, end of period	$11.41		$11.23		$11.35	$11.41	$11.36	$10.51	$11.41		$11.23		$11.35	$11.41	$11.36	$10.52

Total Return[3]
Based on net asset value	3.03%	[4]	1.94%		3.19%	3.91%	11.90%	3.89%	2.57%	[4]	1.03%		2.26%	2.98%	10.80%	3.06%

Ratios to Average Net Assets
Total expenses	0.80%	[5,6]	0.78%	[5]	0.81%	0.80%	0.81%	0.82%	1.70%	[5,6]	1.69%	[5]	1.72%	1.71%	1.71%	1.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75%	[5,6]	0.73%	[5]	0.76%	0.75%	0.76%	0.77%	1.65%	[5,6]	1.64%	[5]	1.66%	1.66%	1.65%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees[7]	0.67%	[5,6]	0.68%	[5]	0.73%	0.72%	0.75%	0.77%	1.57%	[5,6]	1.58%	[5]	1.64%	1.63%	1.64%	1.67%

Net investment income	2.70%	[5,6]	2.70%	[5]	2.89%	2.97%	3.51%	3.75%	1.88%	[5,6]	1.80%	[5]	1.98%	2.03%	2.60%	2.86%

Supplemental Data
Net assets, end of period (000)	$34,278		$34,264		$37,708	$44,121	$46,021	$44,952	$215,330		$205,674		$120,840	$135,599	$82,483	$37,243

Borrowings outstanding, end of period (000)	$359,145		$298,790		$130,985	$35,179	$18,574	$500	$359,145		$298,790		$130,985	$35,179	$18,574	$500

Portfolio turnover rate	77%		185%		200%	17%	15%	30%	77%		185%		200%	17%	15%	30%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	For the six months ended November 30, 2015 and the year ended May 31, 2015, excluded expenses incurred indirectly as a result of investments in underlying funds of 0.01% and 0.01%, respectively.

[6]	Annualized.

[7]	Interest expense and fees related to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	63

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock California Municipal Series Trust, BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Series Trust (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant	Fund Name	Herein Referred To As	Diversification Classification
BlackRock California Municipal Series Trust	BlackRock California Municipal Opportunities Fund	California Municipal Opportunities	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New Jersey Municipal Bond Fund	New Jersey Municipal Bond	Non-diversified
	BlackRock Pennsylvania Municipal Bond Fund	Pennsylvania Municipal Bond	Non-diversified
BlackRock Municipal Series Trust	BlackRock Strategic Municipal Opportunities Fund	Strategic Municipal Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor A1, B and C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A1 distribution and service plan).

On June 23, 2015, all issued and outstanding Investor B Shares of California Municipal Opportunities were converted into Investor A1 Shares with the same relative aggregate net asset value as the original shares held immediately prior to the conversion.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Service Shares	No	No	None
Investor A Shares and Investor A1 Shares	Yes	Yes[1]	None
Investor B Shares	No	Yes	To Investor A1 Shares after 10 years
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A and Investor A1 Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

64	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with their custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	65

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended November 30, 2015, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not

66	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for Tob Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense and fees in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended November 30, 2015, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
California Municipal Opportunities	$174,013,905	$77,454,071	0.01% - 0.21%	$71,507,568	0.67%
New Jersey Municipal Bond	$14,336,629	$8,201,154	0.02% - 0.14%	$7,459,077	0.81%
Pennsylvania Municipal Bond	$104,183,033	$49,626,645	0.02% - 0.31%	$48,093,858	0.61%
Strategic Municipal Opportunities	$653,336,641	$353,244,706	0.02% - 0.31%	$311,496,006	0.66%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Funds will usually enter into a reimbursement agreement with the Liquidity Provider where the Funds are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at November 30, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at November 30, 2015.

	Loan for TOB Trust Certificates	Range of Interest Rates	Average Loan for TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
Strategic Municipal Opportunities	$5,900,250	0.78%	$128,967	0.39%

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	67

Notes to Financial Statements (continued)

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Trusts, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond each pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

Strategic Municipal Opportunities pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager, with respect to Strategic Municipal Opportunities, contractually agreed to waive 0.05% of the Fund’s investment advisory fee until October 1, 2016. For the six months ended November 30, 2015, the Manager waived $816,991, which is included in fees waived by the Manager in the Statements of Operations.

The Manager, with respect to California Municipal Opportunities, New Jersey Municipal Bond and Pennsylvania Municipal Bond, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	0.66%	0.75%	0.71%
Service	—	0.84%	0.89%
Investor A	0.84%	0.84%	0.89%
Investor A1	—	0.72%	0.73%
Investor C	1.60%	1.61%	1.68%
Investor C1	—	1.23%	1.26%

68	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual waivers or reimbursements prior to October 1, 2016, unless approved by the Board, including a majority of Independent Trustees.

As a result, for the six months ended November 30, 2015, the Manager waived and/or reimbursed the following amounts, which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations.

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
Institutional	—	$110	$129,315
Service	—	$6,870	$1,204
Investor A	$19,578	$20,239	$22,566
Investor A1	—	$2,481	$4,917
Investor C	$11,443	$4,640	$495
Investor C1	—	$235	$536

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2015, the amounts were as follows:

California Municipal Opportunities	$115,612
New Jersey Municipal Bond	$89,483
Pennsylvania Municipal Bond	$458

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are included in fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2015, the amounts waived were as follows:

California Municipal Opportunities	$3,220
New Jersey Municipal Bond	$1,012
Pennsylvania Municipal Bond	$1,073
Strategic Municipal Opportunities	$29

For the six months ended November 30, 2015, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

California Municipal Opportunities	$3,111
New Jersey Municipal Bond	$1,372
Pennsylvania Municipal Bond	$2,197
Strategic Municipal Opportunities	$13,641

Each Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Service	—	0.25%	0.25%	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	0.10%	0.10%	0.10%	0.10%
Investor B	0.25%	—	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	0.25%	0.25%	0.25%	—

	Distribution Fees
	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor B	0.25%	—	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	0.35%	0.35%	0.35%	—

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	69

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, subtransfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Institutional	$68,296	$238,219	$661
Service	$2,194	$172	—
Investor A	$126	$9	$96

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended November 30, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Institutional	$366	$186	$366	$1,662
Service	—	$790	$56	—
Investor A	$363	$366	$521	$1,278
Investor A1	$1,275	$247	$331	$180
Investor B	$2	—	—	—
Investor C	$180	$171	$177	$549
Investor C1	$50	$43	$29	—

If during California Municipal Opportunities’ fiscal years the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On November 30, 2015, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement for California Municipal Opportunities are as follows:

	Expiring May 31,
	2016	2017
Fund level	$267,431	$115,612
Investor A	$33,752	$19,577
Investor C	$19,903	$11,444

For the six months ended November 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$8,063	$3,633	$6,123	$16,348

For the six months ended November 30, 2015, affiliates received CDSCs as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Investor A	$5,928	$6	$993	$132,302
Investor C	$5,344	$1,636	$3,130	$32,187

70	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended November 30, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Purchases	$384,280,448	$20,010,380	$50,012,923	$3,040,834,102
Sales	$271,488,163	$12,568,152	$63,462,255	$2,629,402,577

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended May 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond
2017	—	$1,037,279	$9,367,197
2018	—	260,363	6,928,880
2019	—	243,757	720,781
No expiration date[1]	$20,681,364	4,726,799	10,895,863

Total	$20,681,364	$6,268,198	$27,912,721

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	California Municipal Opportunities	New Jersey Municipal Bond	Pennsylvania Municipal Bond	Strategic Municipal Opportunities
Tax cost	$793,193,987	$251,533,901	$404,037,656	$3,480,630,108

Gross unrealized appreciation	$52,580,287	$20,015,853	$36,109,525	$66,818,681
Gross unrealized depreciation	(2,123,951)	(1,172,876)	(780,499)	(17,747,083)

Net unrealized appreciation	$50,456,336	$18,842,977	$35,329,026	$49,071,598

9. Bank Borrowings:

The Trusts, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	71

Notes to Financial Statements (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

72	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

As of period end, California Municipal Opportunities invested a significant portion of its assets in securities in the country, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
BlackRock California Municipal Opportunities Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,734,381	$95,472,596	15,930,328	$198,015,455
Shares issued in reinvestment of distributions	293,049	3,625,756	466,467	5,775,517
Shares redeemed	(3,611,930)	(44,556,671)	(7,730,712)	(95,805,410)

Net increase	4,415,500	$54,541,681	8,666,083	$107,985,562

Investor A
Shares sold and automatic conversion of shares	6,193,878	$76,495,506	6,971,976	$86,343,740
Shares issued in reinvestment of distributions	227,582	2,813,859	283,526	3,508,757
Shares redeemed	(855,455)	(10,549,274)	(1,870,915)	(23,137,375)

Net increase	5,566,005	$68,760,091	5,384,587	$66,715,122

Investor A1
Shares sold	40,251	$496,671	34,866	$427,507
Shares issued in reinvestment of distributions	115,275	1,425,759	244,496	3,026,455
Shares redeemed	(442,990)	(5,468,650)	(1,272,408)	(15,739,840)

Net decrease	(287,464)	$(3,546,220)	(993,046)	$(12,285,878)

Investor B
Shares sold	—	—	8	$120
Shares issued in reinvestment of distributions	—	—	1,072	13,273
Shares redeemed and automatic conversion of shares	(36,999)	$(456,805)	(41,469)	(508,873)

Net decrease	(36,999)	$(456,805)	(40,389)	$(495,480)

Investor C
Shares sold	1,006,470	$12,428,032	1,076,939	$13,338,291
Shares issued in reinvestment of distributions	56,661	700,917	100,930	1,249,666
Shares redeemed	(530,367)	(6,551,584)	(1,011,507)	(12,511,346)

Net increase	532,764	$6,577,365	166,362	$2,076,611

Investor C1
Shares sold	4	$45	17	$208
Shares issued in reinvestment of distributions	9,209	113,911	19,210	237,811
Shares redeemed	(39,063)	(483,351)	(148,121)	(1,832,445)

Net decrease	(29,850)	$(369,395)	(128,894)	$(1,594,426)

Total Net Increase	10,159,956	$125,506,717	13,054,703	$162,401,511

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	73

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
BlackRock New Jersey Municipal Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,226,973	$13,442,213	1,630,365	$18,258,180
Shares issued in reinvestment of distributions	71,209	783,260	111,604	1,250,170
Shares redeemed	(805,196)	(8,819,955)	(1,128,551)	(12,632,971)

Net increase	492,986	$5,405,518	613,418	$6,875,379

Service
Shares sold	3,956	$43,312	205,392	$2,294,805
Shares issued in reinvestment of distributions	12,090	132,935	47,540	532,469
Shares redeemed	(692,656)	(7,570,912)	(261,660)	(2,937,762)

Net decrease	(676,610)	$(7,394,665)	(8,728)	$(110,488)

Investor A
Shares sold	1,509,703	$16,555,581	2,818,038	$31,576,727
Shares issued in reinvestment of distributions	101,434	1,116,322	159,101	1,784,583
Shares redeemed	(879,917)	(9,659,124)	(1,004,767)	(11,260,252)

Net increase	731,220	$8,012,779	1,972,372	$22,101,058

Investor A1
Shares sold	39	$430	52	$591
Shares issued in reinvestment of distributions	29,984	330,051	61,275	687,087
Shares redeemed	(150,310)	(1,648,357)	(188,495)	(2,107,096)

Net decrease	(120,287)	$(1,317,876)	(127,168)	$(1,419,418)

Investor C
Shares sold	189,230	$2,075,500	507,172	$5,670,560
Shares issued in reinvestment of distributions	28,124	309,171	53,230	595,909
Shares redeemed	(248,007)	(2,719,473)	(344,264)	(3,838,037)

Net increase (decrease)	(30,653)	$(334,802)	216,138	$2,428,432

Investor C1
Shares sold	4	$4,047	—	—
Shares issued in reinvestment of distributions	7,300	76,266	14,957	$167,519
Shares redeemed	(23,269)	(255,527)	(64,984)	(723,089)

Net decrease	(15,965)	$(175,214)	(50,027)	$(555,570)

Total Net Increase	380,691	$4,195,740	2,616,005	$29,319,393

BlackRock Pennsylvania Municipal Bond Fund
Institutional
Shares sold	1,291,050	$14,571,914	3,746,717	$42,755,119
Shares issued to shareholders in reinvestment of distributions	125,967	1,423,810	194,959	2,220,887
Shares redeemed	(2,426,402)	(27,387,087)	(3,295,305)	(37,562,640)

Net increase (decrease)	(1,009,385)	$(11,391,363)	646,371	$7,413,366

Service
Shares sold	35	$398	184,768	$2,102,289
Shares issued to shareholders in reinvestment of distributions	1,934	21,836	26,517	302,106
Shares redeemed	(679,309)	(7,622,234)	(109,485)	(1,245,893)

Net increase (decrease)	(677,340)	$(7,600,000)	101,800	$1,158,502

74	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
BlackRock Pennsylvania Municipal Bond Fund (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,355,297	$15,265,068	1,423,426	$16,240,574
Shares issued to shareholders in reinvestment of distributions	116,439	1,317,472	183,313	2,089,938
Shares redeemed	(626,422)	(7,073,182)	(833,512)	(9,494,710)

Net increase	845,314	$9,509,358	773,227	$8,835,802

Investor A1
Shares sold	2	$33	22	$275
Shares issued to shareholders in reinvestment of distributions	15,977	180,893	33,035	376,613
Shares redeemed	(46,282)	(523,496)	(159,452)	(1,809,537)

Net decrease	(30,303)	$(342,570)	(126,395)	$(1,432,649)

Investor C
Shares sold	329,745	$3,721,513	690,736	$7,877,563
Shares issued to shareholders in reinvestment of distributions	36,084	408,275	60,112	685,313
Shares redeemed	(262,586)	(2,960,677)	(387,139)	(4,419,374)

Net increase	103,243	$1,169,111	363,709	$4,143,502

Investor C1
Shares sold	—	—	3,629	$40,464
Shares issued to shareholders in reinvestment of distributions	5,089	$57,518	11,012	125,363
Shares redeemed	(15,715)	(177,053)	(82,857)	(944,445)

Net decrease	(10,626)	$(119,535)	(68,216)	$(778,618)

Total Net Increase (Decrease)	(779,097)	$(8,774,999)	1,690,496	$19,339,905

BlackRock Strategic Municipal Opportunities Fund
Institutional
Shares sold	40,210,700	$453,559,333	148,130,270	$1,690,950,327
Shares issued to shareholders in reinvestment of distributions	2,170,589	24,512,623	3,499,012	39,890,214
Shares redeemed	(30,760,221)	(346,324,039)	(41,041,810)	(467,345,631)

Net increase	11,621,068	$131,747,917	110,587,472	$1,263,494,910

Investor A
Shares sold	14,260,125	$160,897,970	59,618,282	$680,153,895
Shares issued to shareholders in reinvestment of distributions	862,249	9,735,380	1,248,989	14,231,265
Shares redeemed	(9,984,214)	(112,531,237)	(14,459,639)	(164,394,200)

Net increase	5,138,160	$58,102,113	46,407,632	$529,990,960

Investor A1
Shares sold	—	$(68)	46	$601
Shares issued to shareholders in reinvestment of distributions	26,176	295,547	59,201	675,006
Shares redeemed	(72,536)	(815,895)	(331,322)	(3,772,203)

Net decrease	(46,360)	$(520,416)	(272,075)	$(3,096,596)

Investor C
Shares sold	2,405,273	$27,128,016	9,977,437	$113,784,728
Shares issued to shareholders in reinvestment of distributions	150,049	1,694,389	270,084	3,078,993
Shares redeemed	(1,994,706)	(22,480,022)	(2,585,812)	(29,431,637)

Net increase	560,616	$6,342,383	7,661,709	$87,432,084

Total Net Increase	17,273,484	$195,671,997	164,384,738	$1,877,821,358

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	75

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Valerie G. Brown, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Kenneth A. Froot, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

76	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

SEMI-ANNUAL REPORT	NOVEMBER 30, 2015	77

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	SEMI-ANNUAL REPORT	NOVEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MUNI4-11/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

  Date: January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

Date:	January 29, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust

  Date: January 29, 2016

3